UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

URECOATS INDUSTRIES INC.

(Exact name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Quorum Business Center 718 South Military Trail Deerfield Beach, Florida 33442 (954) 428-8686

April __, 2002

Dear Stockholder:

You are cordially invited to attend our annual meeting of stockholders to be held at The Hilton, Fort Lee George Washington Bridge, 2117 Route 4 Eastbound, Fort Lee, New Jersey 07024, on Friday, May 23, 2003 at 2:00 PM, EST. We hope you will be present to hear management's report to stockholders.

The attached notice of meeting and proxy statement describe the matters to be acted upon. If you plan to attend the meeting in person, please mark the designated box on the proxy card. Or, if you utilize our telephone or Internet voting systems, please indicate your plans to attend the meeting when prompted to do so by the system. If you are a stockholder of record, you should bring the enclosed bottom half of the proxy card as your admission card and present the card upon entering the meeting. If you are planning to attend the meeting and your shares are held in street name (by a bank or broker, for example), you should ask the record owner for a legal proxy or bring your most recent account statement to the meeting so that we can verify your ownership of Urecoats Industries Inc. common stock.

Whether or not you plan to attend personally, and regardless of the number of shares you own, it is important that your shares be represented at the meeting. Accordingly, we urge you to complete the enclosed proxy and return it to our vote tabulators promptly in the postage prepaid envelope provided, or to promptly use the telephone or Internet voting system. If you do attend the meeting and wish to vote in person, you may withdraw your proxy at that time.

URECOATS INDUSTRIES INC.

[Will Include Digitized Signature]
Timothy M. Kardok
Chief Executive Officer and President

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April __, 2003

TO OUR STOCKHOLDERS:

The annual meeting of stockholders of Urecoats Industries Inc., a Delaware corporation, will be held at The Hilton, Fort Lee George Washington Bridge, 2117 Route 4 Eastbound, Fort Lee, New Jersey 07024, on Friday, May 23, 2003 at 2:00 PM, EST, for the following purposes:

1.	To elect seven directors to serve on our board until the next annual meeting of stockholders or until their successors are elected and qualified;
2.	To approve an amendment to our Restated Certificate of Incorporation increasing our authorized common stock capitalization limit from 25,000,000 to 40,000,000 shares;
3.	To ratify and approve the Conversion Aspects of our Series B and Series C Convertible Preferred Stock; and
4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed April 15, 2003 as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting and, consequently, only stockholders whose names appear on our books as owning our common stock at the close of business on April 15, 2003 will be entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.  It is important that your common shares be represented and voted at the annual meeting. Whether or not you expect to attend the annual meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the annual meeting. A postage prepaid envelope is enclosed for that purpose. You may also vote your proxy by calling the toll-free telephone number shown on your proxy card or through the Internet by visiting the website address shown on your proxy card. Your proxy may be revoked at any time prior to the annual meeting. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so by voting in person at the annual meeting. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee should bring with them a legal proxy or most recent account statement from that firm confirming their ownership of shares as of April 15, 2003.

By Order of the Board of Directors

[Will Include Digitized Signature]
Michael T. Adams
Corporate Secretary
Deerfield Beach, Florida
April __, 2003

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URECOATS INDUSTRIES INC.

Quorum Business Center
718 South Military Trail
Deerfield Beach, Florida 33442

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 23, 2003

PROXY STATEMENT

SOLICITATION OF PROXIES

          The accompanying proxy is solicited on behalf of the Board of Directors of Urecoats Industries Inc. (“Urecoats” or the “Company” or “We” or “Us” or “Our” as the context requires), for use at the Annual Meeting of Stockholders to be held at The Hilton, Fort Lee George Washington Bridge, 2117 Route 4 Eastbound, Fort Lee, New Jersey 07024, on Friday, May 23, 2003 at 2:00 PM, local time and at any adjournment or postponement thereof (the “Annual Meeting”).

          This proxy statement is being mailed to our stockholders on or about May 1, 2003. The total cost of this solicitation will be borne by us. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, by facsimile or in person. We will also reimburse brokers, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending proxy soliciting material to the beneficial owners of Urecoats common stock.

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TABLE OF CONTENTS
Page #
SOLICITATION OF PROXIES	4

ABOUT THE ANNUAL MEETING	6

ANNUAL REPORT	7

INFORMATION REGARDING THE BOARD OF DIRECTORS	8

CORPORATE GOVERNANCE	10

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	12

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	13

EXECUTIVE COMPENSATION	14

CHANGE IN CONTROL AND SEVERANCE ARRANGEMENTS	16

REPORT OF THE COMPENSATION COMMITTEE	16

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	19

REPORT OF THE AUDIT COMMITTEE	19

TRANSACTIONS WITH RELATED PERSONS	20

INTERESTED PERSONS IN MATTERS TO BE ACTED UPON	22

PROPOSAL ONE - ELECTION OF DIRECTORS	23

PROPOSAL TWO – APPROVE INCREASE IN AUTHORIZED COMMON STOCK CAPITALIZATION LIMIT	25

PROPOSAL THREE - RATIFY AND APPROVE CONVERSION ASPECTS OF PREFERRED STOCK	29

OTHER BUSINESS	29

PROXY NOTICE	31

PROXY CARD	32

ANNEX A - AUDIT COMMITTEE CHARTER	A-1

ANNEX B - AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION	B-1

ANNEX C – CERTIFICATE OF DESIGNATION OF PREFERENCES OF SERIES B PREFERRED STOCK	C-1

ANNEX D – AMENDMENT TO CERTIFICATE OF DESIGNATION OF SERIES B PREFERRED STOCK	D-1

ANNEX E – CERTIFICATE OF DESIGNATION OF PREFERENCES OF SERIES C PREFERRED STOCK	E-1

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ABOUT THE ANNUAL MEETING

Who Is Soliciting My Vote?

The Board of Directors of Urecoats is soliciting your vote at the 2003 Annual Meeting of Urecoats' common stockholders.

What Will I Be Voting On?

1.	Election of Urecoats' Board of Directors	(See page 23)
2.	Approve amendment of Urecoats’ Restated Certificate of Incorporation to increase its authorized Common Stock Capitalization Limit from 25,000,000 to 40,000,000 shares; and	(See page 28)
3.	Ratify and Approve Conversion Aspects in Urecoats’ Series B and C Convertible Preferred Stock; and	(See page 29)
4.	Such other business as may properly come before the meeting or any adjournment or postponement thereof	(See page 30)

How Many Votes Do I Have?

You will have one vote for every share of Urecoats common stock you owned on April 15, 2003 (the record date).

How Many Votes Can Be Cast By All Common Stockholders?

Only holders of record of the approximately 14,243,354 shares of our common stock outstanding at the close of business on the record date, April 15, 2003, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On each matter to be considered at the Annual Meeting, each stockholder will be entitled to cast one vote for each share of our common stock held of record by such stockholder on April 15, 2003.

Pursuant to Delaware law, directors are elected by a plurality vote. The other matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matters. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. The election of directors is a matter on which a broker or other nominee is empowered to vote. Accordingly, broker non-votes will not affect this proposal. Stockholders are not permitted to cumulate their shares for the purpose of electing directors or otherwise.

How Many Votes Must Be Present To Hold The Meeting?

In order to constitute a quorum for the conduct of business at the annual meeting, a majority of the outstanding shares of the common stock of the Company entitled to vote at the annual meeting must be present or represented by proxy at the annual meeting. Shares that abstain from voting on any proposal, or that are represented by "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal) will be treated as shares that are present and entitled to vote at the annual meeting for purposes of determining whether a quorum exists. Holders may vote in person, via paper ballot, telephone, or Internet, as explained on the enclosed proxy card. We urge you to vote by proxy even if you plan to attend the annual meeting, so that we will know as soon as possible that enough votes will be present for us to hold the meeting.

How Do I Vote?

You can vote either in person at the annual meeting or by proxy without attending the annual meeting (by internet and/or telephone).  To vote by proxy, you must fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope. If your shares are registered directly with Continental Stock Transfer & Trust Company, www.continentalink.com, you may vote your shares either via the Internet or by calling Continental. Specific instructions for voting via the Internet or telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your instructions have been properly recorded. If you want to vote in person at the annual meeting, and you hold your Urecoats stock through a securities broker (that is, in street name), you must obtain a proxy from your broker and bring that proxy to the meeting. If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper Proxy in the self-addressed, postage prepaid envelope provided.

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Can I Change My Vote?

Yes. Just send in a new proxy card with a later date, or send a written notice of revocation to Urecoats' Secretary at the address on the cover of this proxy statement. If you attend the annual meeting and want to vote in person, you can request that your previously submitted proxy not be used.

What If I Do Not Vote For Some Of The Matters Listed On My Proxy Card?

If you return a signed proxy card without indicating your vote, your shares will be voted "FOR" the nominees listed on the card, "FOR" the increase in the authorized common stock capitalization limit, and “FOR” ratification and approval of the conversion aspects of the Series B and Series C Convertible Preferred Stock.

What If I Vote “Abstain”?

Except with respect to votes for directors, a vote to "abstain" on any matter will have the effect of a vote against.

Can My Shares Be Voted If I Do Not Return My Proxy Card and Do Not Attend The Annual Meeting?

If you do not vote your shares held in street name, your broker can vote your shares on any of the matters scheduled to come before the meeting.

If you do not vote your shares held in street name, and your broker does not vote them, the votes will be broker nonvotes, which will have no effect on the vote for any matter scheduled to be considered at the annual meeting other than the proposed increase in authorized common stock where broker nonvotes will have the effect of a vote against the proposal.

If you do not vote your shares held in your name, your shares will not be voted.

Could Other Matters Be Decided At The Annual Meeting?

We do not know of any other matters that will be considered at the annual meeting. If a stockholder proposal that was excluded from this proxy statement is brought before the meeting, we will vote the proxies against the proposal. If any other matters arise at the annual meeting, the proxies will be voted at the discretion of the proxy holders.

What Happens If The Meeting Is Postponed Or Adjourned?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

ANNUAL REPORT

The Annual Report to Stockholders for the fiscal year ended December 31, 2002 accompanies the proxy material being mailed to all stockholders. The financial information reflected therein for the year ended December 31, 2002 and the related notes thereto, as well as Management's Discussion and Analysis and Results of Operations, are incorporated in their entirety into this proxy statement by this reference. We will provide, without charge, a copy of our most recent Annual Report on Form 10-K upon the receipt of a written request by any stockholder.

Confidentiality

It is the Company’s policy that all proxies, ballots and voting materials that identify the particular vote of a stockholder be kept confidential, except in the following circumstances:

  to allow the election inspector appointed for our Annual Meeting to certify the results of the vote;
  as necessary to meet applicable legal requirements, including the pursuit or defense of a judicial action;
  where we conclude in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots, or votes, or as to the accuracy of the tabulation of such proxies, ballots, or votes;
  where a stockholder expressly requests disclosure or has made a written comment on a proxy card;
  where contacting stockholders by us is necessary to obtain a quorum, the names of stockholders who have or have not voted (but not how they voted) may be disclosed to us by the election inspector appointed for the Annual Meeting;
  aggregate vote totals may be disclosed to us from time to time and publicly announced at the meeting of stockholders at which they are relevant; and
  in the event of any solicitation of proxies with respect to any of our securities by a person other than us of which solicitation we have actual notice.

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INFORMATION REGARDING THE BOARD OF DIRECTORS

Meetings and Committees

Our Board of Directors held 5 regular meetings and 2 special meetings during 2002 and its standing committees also met from time to time to address issues within their respective jurisdictions. Average attendance by directors at regular and special Board and committee meetings was approximately 88% and all directors attended 61% or more of the meetings of the Board and committees on which they served. It should be noted that directors discharge their responsibilities throughout the year not only at Board and committee meetings, but through personal meetings and other communications, including considerable telephone contact with the Chairman and others regarding matters of interest and concern to us. We have standing Audit, Compensation, Corporate Governance, and Executive Committees.

Audit Committee

     During 2002, four directors served on the Audit Committee.  Those directors were Steven Mendelow, Chairperson, Arthur J. Gregg, Jerold L. Zaro, until his resignation in May 2002, and Mark A. Reichenbaum. Currently, the Audit Committee consists of Steven Mendelow, Chairperson, Arthur J. Gregg, and Mark A. Reichenbaum.  The Audit Committee held 4 meetings during the year ended December 31, 2002.

The Audit Committee is composed of a majority of independent outside directors. Mr. Mendelow is not considered an independent outside director at this time based on a financial consulting arrangement entered into between us prior to his becoming a member of our Board of Directors in 2001.  This arrangement was completed on April 1, 2002.  See Transactions with Related Persons, Item (d).  We determined it was in our best interests and yours for Mr. Mendelow to become a member of the Audit Committee based on his 31 years of experience in the accounting and finance profession and because no other current member of the Board of Directors possesses these exceptional qualifications nor are there any nominees for the Board of Directors possessing his exceptional qualifications.  Moreover, Mr. Mendelow is also our Audit Committee Financial Expert, and he has: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions. Refer to Nominees for Election of Directors for a brief listing of Mr. Mendelow’s experience.

The role of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities related to the accounting and financial reporting processes and audits of the financial statements of the Company. The Board of Directors has reviewed, assessed the adequacy of, and approved a formal written charter for the Audit Committee, which was recently amended.  The full text of the Audit Committee charter, as amended, appears as ANNEX A to this Proxy Statement, and is available on our website at www.urecoats.com. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee:

  reviews the integrity of the Company’s financial statements, financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance;
  assists the Board of Directors in its oversight of the Company’s compliance with legal and regulatory requirements;
  reviews the independence, qualifications and performance of the Company’s independent auditor and internal audit;
  provides an avenue of communication among the independent auditor, management, and the Board of Directors;
  prepares the report that SEC rules require to be included in the Company’s annual proxy statement;
  reviews and discusses with management and the independent auditor the Company’s annual audited financial statements and quarterly financial statements;
  retains and terminates, and annually reconfirms the Company’s independent auditor for the fiscal year;
  meets with the independent auditor to discuss the scope and results of their audit examination and fees related to such;
  meets with the Company’s financial management to discuss the Company’s accounting practices and procedures, review the adequacy of the Company’s accounting and control systems, and report to the Board of Directors any considerations or recommendations the Audit Committee may have with respect to such matters;
  reviews the independence of the independent auditor, and the range of audit and non-audit fees charged;

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  reviews the audit schedule and considers any issues raised by its members, the independent auditor retained to audit the financial statements of the Company, the internal audit staff, the legal staff or management;
  through the Company’s ombudsman pursuant to the procedures set forth in the Company’s Code of Ethics, manages the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and
  discusses with the Company’s management the certification of the Company’s financial reports by the CEO and CFO.

Urecoats’ common stock is listed on the AMEX and governed by its listing standards.  None of the members of the Audit Committee are officers, employees or affiliates of the Company or any of its subsidiaries. The Report of the Audit Committee begins on page 19.

Corporate Governance Committee

     In 2002 and currently, the Corporate Governance Committee consists of three directors, Jerold L. Zaro, Chairperson, Arthur J. Gregg, and Steven Mendelow.  The Corporate Governance Committee was originally established as the Nominating Committee in 2001 and was renamed in 2003.  Refer to our website at www.urecoats.com for the full text of our Corporate Governance Committee charter, as amended.  The Corporate Governance Committee, which held 2 meetings during 2002:

  recommends qualified candidates for election as directors of the Company, including the slate of directors which the Board of Directors proposes for election by stockholders at the 2003 Annual Meeting;
  considers the performance of incumbent directors;
  considers and makes recommendations to the Board of Directors concerning the size and composition of the Board;
  develops and recommends to the Board of Directors guidelines and criteria to determine the qualifications of directors;
  considers and reports to the Board of Directors concerning its assessment of the Board’s performance;
  considers, from time to time, the current Board of Directors committee structure and membership;
  recommends changes to the amount and type of compensation of Board members as appropriate;
  coordination of Board agenda and meeting schedules;
  assignment of committee membership;
  training and orientation of directors;
  reviews and approves corporate organizational structure;
  reviews, evaluates and proposes prospective Board members to the Board of Directors, and considers nominees recommended by stockholders in accordance with the procedures described herein under “Shareholder Proposals”;
  oversees the development of and reviews management’s disclosure controls and procedures; and
  monitors the implementation of the Code of Ethics for the Company’s employees, and receives reports from the Company’s ombudsman, who coordinates compliance reviews and investigates noncompliance matters.
  None of the members of the Corporate Governance Committee are officers, employees, former employees or affiliates of us or any of our subsidiaries.

Director Compensation

Of our Board's current 7 members (incumbent nominees), one is an officer who did not receive additional compensation for Board or committee service in 2002. Each director who is not an employee is reimbursed for actual expenses incurred in attending our Board meetings.  Prior to your approval of our 2002 Non-Employee Director Restricted Stock Plan (“2002 Director Plan”) in May 2002, our nonemployee members of the Board of Directors were compensated under a nonemployee director restricted stock compensation arrangement, where each new nonemployee director received 7,500 restricted shares of common stock for serving on our Board and its committees for a one year period.

During 2002 and prior to approval of the 2002 Director Plan by our shareholders, one of our nonemployee directors received 7,500 restricted shares of common stock under this arrangement. During 2002, we issued our 6 nonemployee directors an aggregate of 1,276,000 restricted shares of common stock under the 2002 Director Plan, of which 48,000 was issued to the Chairman of the Board and an aggregate of 60,000 (15,000 for each nonemployee director) were issued to 5 nonemployee directors for service as members of the Board, which vest as of the date of the Annual Meeting covered by this Proxy Statement, and 1,168,000 were additionally issued to the Chairman of the Board as a one time grant to recognize his personal cost for substantially funding us and acting as Chairman of the Board without adequate compensation over a three-year period, which vests at the end of each year after the effective date of our 2002 Director Plan at the rate of 25% per year over a four year period. See Transactions with Related Persons, Items (m) and (n).   See also Transactions with Related Persons, Item (d).

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CORPORATE GOVERNANCE

Guidelines on Significant Corporate Governance Issues

In 2002, the Board of Directors approved "Guidelines on Significant Corporate Governance Issues". These guidelines, as amended to date, are listed below.  These Guidelines are being published in this Proxy Statement to inform stockholders of the Board's current thinking with respect to selected corporate governance issues considered to be of significance to stockholders. The Guidelines are only guidelines, not rigid rules. Nor is it intended that publication of these guidelines be interpreted as a representation that they will be strictly followed in each instance. The Board will continue to assess the appropriateness and efficacy of the Guidelines and it is likely that changes or exceptions to the Guidelines will be considered from time to time.

     1.  Selection of Chairman of the Board and Chief Executive Officer. The Board shall be free to make the selection of the Chief Executive Officer and the Chairman of the Board in the manner it deems in the best interests of the Corporation.

     2.  Executive Sessions of Outside Directors. The outside directors of the Board will meet regularly in Executive Session. The format of these meetings may, in the discretion of the outside directors, include a discussion with the Chief Executive Officer on each occasion. It is the policy of the Board that a director shall be selected by the outside directors to chair the Executive Session.

     3.  Number of Committees. The current four Committees of the Board of Directors are Audit, Compensation, Corporate Governance, and Executive. The Audit, Compensation, and Corporate Governance Committees will consist entirely of outside directors and the Executive Committee will consist of a majority of outside directors. The current committee structure of the Corporation seems appropriate. There will, from time to time, be occasions in which the Board may want to form a new committee or disband a current committee depending upon the circumstances.

     4.  Assignment and Rotation of Committee Members. The Corporate Governance Committee is responsible, after consultation with the Chief Executive Officer and after consideration of the desires of individual Board members, for the assignment of Board members to various committees. Consideration shall be given to rotating committee members periodically (in 3 to 4 year intervals), but such shall not be mandated as policy since there may be reasons at a given point in time to maintain an individual director’s committee membership for a longer period.

     5.  Frequency and Length of Committee Meetings. The Committee chairperson, in consultation with Committee members, will determine the frequency and length of the meetings of the Committee. Meetings will normally be held around Board meetings.

     6.  Committee Agenda. The chairperson of the Committee, in consultation with the appropriate members of management and staff, will develop the Committee’s agenda. Each Committee will issue a schedule of agenda subjects to be discussed for the ensuing year at the beginning of each year (to the degree these can be foreseen). This forward agenda will also be shared with the Board. Key functional managers (e.g., Chief Executive Officer, Chief Financial Officer, Corporate Secretary, etc.) will have direct contact with the appropriate Committee chairperson.

     7.  Selection of Agenda Items for Board Meetings. The Chairman of the Board will establish the agenda for each Board meeting. At the beginning of the year the Chairman will establish a schedule of agenda subjects to be discussed during the next three years. Each Board member is free to suggest the inclusion of item(s) on the agenda. The Chairman of the Board will be proactive in encouraging Board members to submit agenda items.

     8.  Board Materials Distributed in Advance. Information and data that is important to the Board’s understanding of the business to be conducted at that meeting should be distributed in writing to the Board before the Board meets where possible. Management will make every attempt to see that this material is as brief as possible while still providing the desired information.

     9.  Presentations. As a general rule, presentations on specific subjects should be sent to the Board members in advance so that Board meeting time may be conserved and discussion time focused on questions that the Board has about the subject. When there is no prior distribution of a presentation on a sensitive subject, each member should normally be advised in advance of the meeting of the subject and the principal issues the Board will need to consider.

     10.  Regular Attendance of Non-Directors at Board Meetings. The Board supports the regular attendance at each Board Meeting of non-Board members who are members of senior management. Should the Chief Executive Officer want to add additional people as attendees on a regular basis, it is expected that this suggestion would be made to the Board for its concurrence.

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     11.  Board Access to Senior Management. Board members have complete access to Urecoats’ Management and Independent Advisors. It is assumed that Board members will use judgment to be sure that this contact is not distracting to the business operation of the Corporation and that such contact, if in writing, be copied to the Chairman and the Chief Executive Officer. Furthermore, the Board encourages the senior management to, from time to time, bring other managers into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement in these areas; and/or (b) represent managers with future potential that the senior management believes should be given exposure to the Board.

     12.  Board Compensation Review. Management shall, at least once every other year, report to the Corporate Governance Committee on the status of Urecoats Board compensation in relation to other U.S. companies. Changes in Board compensation, if any, should come at the suggestion of the Corporate Governance Committee, but with full discussion and approval by the Board.

     13.  Size of the Board. The Board presently has 7 members. It is the sense of the Board that a size of 5 to 7 is about right. However, the Board is willing to increase its size in order to accommodate the availability of an outstanding candidate(s).

     14.  Mix of Inside and Outside Directors. The Board believes that as a matter of policy there shall be a majority of Independent Directors on the Urecoats Board. A maximum ratio should be 1/4 management directors to 3/4 Independent Directors. But the Board believes that management should encourage senior managers to understand that Board membership is not necessary or a prerequisite to any higher management position in the Corporation.  Managers other than the Chief Executive Officer currently attend Board meetings on a regular basis even though they are not members of the Board.

     15.  Former Chief Executive Officer's Board Membership. It is assumed that when the CEO resigns from his or her corporate officer position, he/she should offer his/her resignation from the Board at the same time. Whether the individual continues to serve on the Board is a matter for the Board to decide in its discretion after discussion with the new CEO.

     16.  Board Membership Criteria. The Corporate Governance Committee is responsible for reviewing with the Board on an annual basis the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. This assessment should include issues of diversity, age, skills such as understanding of research and development, and manufacturing technologies, etc. all in the context of an assessment of the perceived needs of the Board at that point in time.

     17.  Selection of New Director Candidates. The Board itself should be responsible for selecting its own members. The Board delegates the screening process involved to the Corporate Governance Committee with the direct input from the Chairman of the Board as well as the CEO and the other members of the Board. There should be a full discussion at a Board meeting before the decision to invite someone to join the Board is made.

     18.  Extending the Invitation to a New Potential Director to Join the Board. The invitation to join the Board should generally be extended by the Chairperson of the Corporate Governance Committee or the Chairman of the Board on behalf of the Board after full Board approval. The new director will receive an orientation about the Corporation and its Corporate Governance philosophy.

     19.  Assessing the Board's Performance. The Corporate Governance Committee is responsible to undertake an annual assessment of the Board’s performance. The findings will be presented by the Chairperson of the Corporate Governance Committee for a discussion by the full Board. This should be done following the end of each fiscal year and at the same time as the report on Board membership criteria. This assessment should address the Board’s contribution as a whole and specifically review areas in which the Board and/or the management believes a better contribution could be made. Its purpose is to increase the effectiveness of the Board, not to target individual Board members.

     20.  Directors Who Change Their Present Job Responsibility. It is the sense of the Board that individual directors who change the responsibility they held when they were elected to the Board should volunteer to resign from the Board. It is not the sense of the Board that the directors who retire or change from the position they held when they came on the Board should necessarily leave the Board. There should, however, be an opportunity for the Board, via the Corporate Governance Committee, to review the continued appropriateness of Board membership under these circumstances.

     21.  Term Limits. The Board does not believe it should establish term limits. While term limits could help ensure that there are fresh ideas and viewpoints available to the Board, they hold the disadvantage of losing the contribution of directors who have been able to develop, over a period of time, increasing insight into the Corporation and its operations and, therefore, provide an increasing contribution to the Board as a whole. As an alternative to term limits, the Corporate Governance Committee, in consultation with the CEO and the Chairman, will review each director’s continuation on the Board every year, which will also allow each director the opportunity to confirm his/her desire to continue as a Board member.

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     22.  Retirement Age. It is the sense of the Board that a mandated retirement age is not in the best interest of the Corporation.  The Board, acting through the Corporate Governance Committee, should be guided by factors such as whether the director has retired from other business pursuits, the past and anticipated contributions to the Board as well as the factors typically considered for ongoing service on the Board.

     23.  Formal Evaluation of the Chief Executive Officer. The Compensation Committee should make this evaluation annually, and it should be communicated to the Chief Executive Officer by the Chairperson of the Compensation Committee. The evaluation should be based on objective criteria including performance of the business, accomplishment of long-term strategic objectives, development of management, etc. The evaluation will be used by the Compensation Committee in the course of its deliberations when considering the total compensation of the Chief Executive Officer.

     24.  Succession Planning. There should be an annual report by the Chief Executive Officer to the Board on succession planning. The Chief Executive Officer’s recommendation as to a successor should he/she be unexpectedly disabled shall be available on a continuing basis.

     25.  Management Development. There will be an annual report to the Compensation Committee by the Chief Executive Officer on the Corporation’s program for management development, described in detail. This report should be given to the Compensation Committee at the same time as the succession planning report noted above.

     26.  Board Interaction with the Investors, the Media, Customers, Etc. The Board believes that only senior management speaks for Urecoats. Individual Board members may, with the knowledge of the management and, in most instances, at the request of management, agree to receive input from various constituencies that are involved with Urecoats.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We encourage stock ownership by our directors, officers and employees to align their interests with your interests. Urecoats believes this policy has played a significant role in its progress and will, ultimately, lead to beneficial future returns for you.

By Directors and Executive Officers

The following table sets forth information as of April 12, 2003 regarding the beneficial ownership of common stock by each incumbent nominee, all of which are present directors of the Company, each of the executive officers named in the Summary Compensation Table and all of the directors and executive officers of the Company as a group.

Name Of Beneficial Owner	Amount And Nature Of Beneficial Ownership		Amount And Nature Of Rights To Acquire Beneficial Ownership (a)		Total

Directors:
Richard J. Kurtz, Chairman of the Board	3,967,017		2,296,109		6,263,126	(b)
Lt. Gen. Arthur J. Gregg, U.S. Army (Ret.)	22,500		12,000		34,500
Timothy M. Kardok (c)	187,500		30,921		218,421
Steven Mendelow	332,000	(d)	12,000		344,000
Jerold L. Zaro	55,000		12,000		67,000
Mark A. Reichenbaum	0		852,000	(e)	852,000
Stephen L. Green	100,250		239,500	(f)	339,750

Other Named Executive Officers:
Michael T. Adams	118,983	(g)	9,263		128,246
John G. Barbar	26,113		8,553		34,666
Arthur K. Guyton, Ph.D.	18,212		7,763		25,975
Ronald E. Clark	16,360		8,289		24,649
David E. Dana, Ph.D.	0		6,250		6,250

All current directors and executive officers as a group (13)	4,850,935		3,495,981		8,346,916	(h)
________________

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(a)

This column represents common stock which the person has the right to acquire within 60 days after April 12, 2003. The rights to acquire common stock are related to the following: For Urecoats employees (Mr. Kardok, Mr. Adams, Mr. Barbar, Dr. Guyton, Mr. Clark, and Dr. Dana) these shares may be acquired upon the exercise of stock options. For the nonemployee directors: (a) Mr. Kurtz, Lt. Gen. Gregg (Ret.), Mr. Mendelow, Mr. Zaro, Mr. Reichenbaum, and Mr. Green may acquire an aggregate of 400,000 of these shares upon vesting pursuant to the 2002 Non-Employee Director Restricted Stock Plan; (b) Mr. Kurtz, and two entities that Mr. Reichenbaum and Mr. Green own a material interest in, may acquire an aggregate of 2,852,209 of these shares upon conversion of Preferred Shares; and (c) Mr. Kurtz and Mr. Reichenbaum may acquire an aggregate of 171,400 of these shares upon the exercise of stock options.  See Preferred Shares for additional restrictions on Mr. Kurtz’ Preferred Shares and generally Transactions with Related Persons.

(b)

Mr. Kurtz is also an Optionee under a Second Series C Preferred Option, which, subject to your approval of Proposals Two and Three, will give him the right to acquire additional restricted shares of common stock pursuant to conversion rights related thereto. The table does not include any specific number of shares.  See Transactions with Related Persons, Item (t), and Preferred Shares, Series C Convertible Preferred Stock.

(c)	Mr. Kardok is also our CEO and President.

(d)

These shares are held in various instruments, including a limited partnership, defined benefit plan, money purchase plan, and profit sharing plan, arranged by and for the benefit of the named individual and/or his family.

(e)	The named individual has the right to acquire these shares in his sole name and through an entity in which he owns a material interest. See Transactions with Related Persons, Items (l) and (p).

(f)	The named individual has the right to acquire these shares through an entity in which he owns a material interest. See Transactions with Related Persons, Item (k).

(g)	These shares are held jointly by the named individual and his spouse.

(h)	Represents approximately 58.6% of the shares outstanding as of April 12, 2003.

By Stockholders Holding 5% or More

Except as set forth below, we know of no person who is the beneficial owner of more than 5% of our common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (2)

Richard J. Kurtz	6,263,126	43.97%
Duck Pond Road
Alpine, New Jersey 07620

________________
(1)	Refer to the table above under Security Ownership of Certain Beneficial Owners and Management.

(2)	Based on 14,243,354 shares issued and outstanding as of April 12, 2003.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

 Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and the Exchange. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.  Based solely on review of the copies of such forms and the written representations from certain of the reporting persons that no other reports were required, we believe that during the fiscal year ended December 31, 2002, all executive officers, directors and greater than 10% beneficial owners complied with the reporting requirements of Section 16(a).

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EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following table shows the compensation for our Chief Executive Officer, our four most highly paid executive officers other than the Chief Executive Officer, and an executive officer of a subsidiary, for services rendered in all capacities to us and our subsidiaries for the years ended December 31, 2002, 2001 and 2000.

Summary Compensation Table

					Long Term
		Annual Compensation			Compensation Awards

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(i)
				Other	Restricted	Securities
				Annual	Stock	Underlying	All Other
		Salary	Bonus	Compensation	Award(s)	Options	Compensation
Name and Principal Position	Year	($)	($)	($)(1)	($)(2)	($)(3)	($)

Timothy M. Kardok	2002	225,000	—	183,094	—	25,000	—
CEO and President	2001	168,750	236,768	160,834	—	—	—
	2000	—	—	—	—	—	—
Michael T. Adams	2002	105,000	—	42,457	—	6,500	—
Executive Vice President and	2001	79,800	55,556	8,100	—	—	—
Corporate Secretary	2000	80,000	18,333	267,312	—	—	—
John G. Barbar	2002	135,000	—	51,544	—	5,000	—
CFO, Senior Vice President of	2001	100,080	5,382	23,500	—	—	—
Finance and Corporate Treasurer	2000	—	—	—	—	—	—
Arthur K. Guyton, Ph.D.	2002	105,000	—	43,772	—	5,000	—
Senior Vice President of Marketing	2001	39,375	1,992	—	—	—	—
	2000	—	—	—	—	—	—
Ronald E. Clark	2002	125,000	—	81,580	—	5,000	—
COO and Senior Vice President	2001	38,333	1,967	—	—	—	—
of Operations	2000	—	—	—	—	—	—
David E. Dana, Ph.D.	2002	105,417	—	33,766	—	—	—
Vice President of R & D for	2001	—	—	—	—	—	—
Urecoats Manufacturing, Inc.	2000	—	—	—	—	—	—
__________________
(1)	The total amounts shown in this column consist of: (a) an aggregate of 140,521 restricted shares of common stock issued and valued in the aggregate at $262,584 to certain executive officers as other compensation pursuant to their employment agreements, of which Messrs Kardok, Adams, Barbar, Guyton, and Clark, received 83,562, 16,000, 15,616, 12,343, and 13,000 shares, respectively, valued at $161,316, $25,620, $32,343, $20,461, and $22,845, respectively; and (b) an aggregate of $173,628 perquisites, of which Messrs Kardok, Adams, Barbar, Guyton, Clark, and Dana, each received an aggregate of $21,778, $16,837, $19,201, $23,311, $58,735, and $33,766, respectively. Perquisite amounts for certain executive officers exceeded 25% of their total perquisites as follows: Messrs Kardok, Adams, Barbar, and Guyton received car allowances for $13,134, $7,800, $7,800, and $11,779, respectively, and $7,992, $8,255, $10,749, and $10,749 for health/dental insurance, respectively; and Messrs Clark and Dana received reimbursement for moving expenses of $33,745 and $26,214, respectively.

(2)

We reserved an aggregate of 244,000 restricted shares of common stock for performance awards for Messrs Kardok, Adams, Barbar, Guyton, and Clark under our 2002 Executive Incentive Plan pursuant to their employment agreements covering a four year period, of which an aggregate of 61,000 shares were eligible to be earned at the end of the 2002 year, none of which were earned and thus forfeited. See Report of the Compensation Committee on page 16.

(3)

We granted an aggregate of 186,000 incentive stock options to Messrs Kardok, Adams, Barbar, Guyton, and Clark under our 2002 Stock Option Plan pursuant to their employment agreements covering a four year period, of which an aggregate of 46,500 options were eligible to become vested based on certain performance based thresholds at the end of the 2002 year, all of which were met and thus vested. See Report of the Compensation Committee on page 16.

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Share Consolidation, Options and Adjustments

On May 28, 2002, you approved our 1-for-10 reverse split and share consolidation, which we effectuated after the close of business on May 30, 2002.  In connection with your action, certain adjustments were made to our stock-based compensation and incentive plans and outstanding awards thereunder. Unless otherwise noted, all information in this Proxy Statement regarding awards under our stock-based compensation and incentive plans gives effect to reverse split and share consolidation and related adjustments.

Option Grants in Last Fiscal Year

The following tables summarize the stock option activity for the Named Executive Officers during 2002.

Name	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees In Fiscal 2002	Exercise or Base Price Per Share(2)	Expiration Date

Timothy M. Kardok	100,000	45%	$3.00	12/31/06
Michael T. Adams	26,000	12%	$3.00	12/31/06
John G. Barbar	20,000	9%	$3.00	12/31/06
Arthur K. Guyton, Ph.D.	20,000	9%	$3.00	12/31/06
Ronald E. Clark	20,000	9%	$3.00	12/31/06
David E. Dana, Ph.D.	10,000	5%	$3.70	1/16/05

_________________
(1)

The options reflected under this column to Messrs Kardok, Adams, Barbar, Guyton, and Clark were granted under our 2002 Stock Option Plan pursuant to their employment agreements covering a four year period, of which varying aggregate amounts for each are eligible to become vested based on meeting certain performance based thresholds at the end of each applicable year.  The 2002 Option Plan and terms of their agreements grant broad discretion to change material terms including automatic acceleration of vesting up to a certain number of options upon a “Change in Control.” See “Change in Control and Severance Arrangements” for more information.

(2)

The exercise price for the incentive stock options granted to Messrs Kardok, Adams, Barbar, Guyton, and Clark, is based on the date when you approved the reverse split and share consolidation and we filed our amendment to our Restated Certificate of Incorporation, as amended, with the state of Delaware on May 28, 2002 (as describe above), which is $.10 higher than the original exercise price on the date of grant, which was $2.90.

Option Exercises and Holdings

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares		Options at 12/31/02 (#)		At 12/31/02 ($)(1)
	Acquired on	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Timothy M. Kardok	—	—	25,000	75,000	—	—
Michael T. Adams	—	—	6,500	19,000	—	—
John G. Barbar	—	—	5,000	15,000	—	—
Arthur K. Guyton, Ph.D.	—	—	5,000	15,000	—	—
Ronald E. Clark	—	—	5,000	15,000	—	—
David E. Dana, Ph.D.	—	—	3,750	6,250	—	—

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CHANGE IN CONTROL AND SEVERANCE ARRANGEMENTS

We have entered into long term agreements with our CEO and other Named Executive Officers which provide certain benefits in the event of a change in control of the Company. For purposes of these agreements, “change in control” of the Company is generally defined as the acquisition by any person of beneficial ownership of 20% or more of the voting stock of the Company (unless the Board of Directors approves the acquisition) or 33% or more of the voting stock (with or without approval of the Board of Directors), certain business combinations involving the Company and dispositions of Company assets, or a change in a majority of the incumbent members of the Board of Directors, except for changes in the majority of members approved by such members. If, within two years after a change in control, the Company or, in certain circumstances, the executive him or herself, terminates his or her employment, the executive is entitled to: (i) a severance cash payment equal to one year, in the case of the CEO, or six months for the other Named Executive Officers of such executive’s current annual salary; (ii) all of the unvested and unearned other compensation in the form of restricted common stock for the remaining term of the agreement (the amount of shares depends on the executive in question); (iii) a number of stock options equal to one year for the CEO and six months for the other Named Executive Officers of those set forth in the agreement and any other Company stock options granted to the executive, which stock options shall be deemed vested and exercisable in accordance with their respective plans except as required by applicable law; (iv) the product of (I) any performance awards (the amount of performance awards depends on each executive) which the executive can show that he reasonably would have received had the executive remained in such executive capacity with the Company through the end of the calendar year in which the change in control occurs, multiplied by (II) a fraction, the numerator of which is the number of days in the calendar year in which the change in control occurs to the end of the respective year and the denominator of which is 365, but only to the extent not previously paid; (v) the continuation of all medical and dental benefits for one year for the CEO, his spouse and/or eligible dependent children or six months for the other Named Executive Officers only to the executive, on the same basis as such benefits are provided during such period to the senior executive officers of the Company; and (vi) to the extent not theretofore paid or provided, timely pay or provide to executive any other benefits which executive is entitled.  Subitems (i) through (vi) are referred to as Change in Control Remuneration. The Change in Control Remuneration (as calculated above) and the number of years of continued coverage of other benefits as of December 31, 2002 were as follows:  The CEO equal to 4 years and other Named Executive Officers equal to 4 years.

In addition, the Company’s 2002 Non-Employee Director Restricted Stock Plan and 2002 Executive Incentive Plan each contain provisions for the accelerated vesting of benefits under such plans upon a change in control of the Company.  A "change of control" for the purposes of these plans occurs if (i) any person or group becomes the beneficial owner of 50% or more of our outstanding voting securities, (ii) a change occurs in the majority of the incumbent directors (except for changes approved by such members), (iii) a merger or other business combination involving the Company is approved by stockholders (other than a merger or other transaction in which (A) our stockholders as of immediately prior to such transaction would continue to own 50% or more of the outstanding voting securities of the Company or successor after the transaction is consummated and (B) no person or group becomes a 50% or more beneficial owner of Company voting securities, or (iv) a plan of complete liquidation or the sale of all or substantially all of our assets is approved by stockholders.

REPORT OF THE COMPENSATION COMMITTEE

As members of the Compensation Committee, it is our duty, pursuant to our charter, to among other things: administer the Company’s 2002 Executive Incentive Plan, 2002 Management Incentive Plan, and various stock option plans; review and adjust base compensation levels; evaluate performance; and consider and approve management succession for executive officers.

In 2002, the compensation programs involving the CEO and other Named Executive Officers were based upon the view that the Company was in a start-up mode based on exiting its development-stage during the latter part of 2001 and a major effort would be required to effectively transform the Company out of a four year period largely characterized by research and development into a full manufacturing, sales and marketing mode.  The compensation and incentives were based on individual negotiations considering a number of factors, including the Company considering itself as a start-up company, the candidates prior business experience, expected individual performance, and expected contributions to the Company's future success, and general competitive hiring practices.  The Board of Directors and Compensation Committee were primarily concerned with increasing stockholder value by achieving specific financial (e.g., revenue generation) and formulating short- and long-term strategic objectives. It was crucial that we be assured of attracting, retaining and rewarding top caliber executives essential for the pursuit of ambitious, long-term, and global goals.  The Compensation Committee plans to re-assess the executive compensation programs in place based on changing business conditions and with a view towards establishing a more traditional model of executive compensation offered by comparable manufacturing company practices in the industries in which the Company presently does business and anticipates doing business in 2003. In designing and administering our executive compensation programs, we continually strive to strike an appropriate balance between levels of base compensation that are competitive, annual incentive compensation that varies in a consistent manner with our achievement of individual objectives and financial performance objectives, and long-term incentive compensation that focuses executive efforts on building stockholder value through meeting longer-term financial and strategic goals, each of which is discussed in greater detail below.

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Long-Term Employment Agreements

In 2002, the Company entered into long-term employment agreements with the CEO and other Named Executive Officers. These agreements, effective and commencing on January 1, 2002 and ending December 31, 2005, provide for various types of compensation and incentives, as described hereinbelow.  The amount of restricted shares of common stock and options granted thereby have been adjusted from the reverse split and consolidation of our common stock approved by the stockholders in 2002. The compensation and incentive elements in these agreements include: (a) annual base salary, in varying sums, which will be reviewed and may be increased from time to time, in the discretion of the Compensation Committee; (b) an aggregate amount of shares of restricted common stock as other compensation, subject to vesting in various share increments on a quarterly basis commencing on the effective date; (c) incentive stock options to purchase varying amounts of our shares of common stock under the 2002 Stock Option Plan approved by the stockholders in 2002, which vest up to a varying maximum per year and after the end of each calendar year based on an excess revenues formula; (d) eligibility to earn performance awards with each executive being afforded an opportunity to earn a varying minimum aggregate of shares of our restricted common stock during the term of their agreement at a varying maximum number of shares during each calendar year (See 2002 Executive Incentive Plan below); and (e) a varying minimum and maximum yearly bonus for the CEO and discretionary bonus for other Named Executive Officers.  Although we entered into long-term employment agreements with our CEO and the other Named Executive Officers in 2002 with fixed annual base salaries, the CEO and other Named Executive Officers agreed to a 10% reduction in their Base Salaries for the 2003 year based on the Company’s present financial circumstances and to decrease the amount of periodic funds required from the Chairman of the Board to fund the Company’s operations during 2003.  No bonuses were paid to the CEO or other Named Executive Officers in 2002.  The CEO and other Named Executive Officers were granted an aggregate number of restricted stock options as consideration for their agreeing to the 10% reduction in their annual salaries.  These restricted stock options are not intended and were not granted in lieu of salary.  The non-plan options are good for two years, vest pro rata at the end of each quarter of 2003, and automatically expire, to the extent not vested and exercised, upon termination of the executive officers employment.  The number of restricted stock options granted to each executive was calculated based on the value of the 10% reduction divided by the closing price of the Company’s non-restricted common stock as traded on the American Stock Exchange on January 1, 2003 (or the closest trading day after January 1, 2003), which was January 2, 2003.

2002 Executive Incentive Plan

In 2002, the stockholders ratified and approved the 2002 Executive Incentive Plan (the "2002 Executive Plan"), effective January 1, 2002, which seeks to attract, retain and motivate those highly competent individuals upon whose judgment, initiative, leadership and continued efforts our success in large measure depends.  The purpose of the 2002 Executive Plan is to advance the interests of the Company and its stockholders by affording to executive officers of the Company and its subsidiaries an opportunity to acquire or increase a proprietary interest in the Company or to otherwise benefit from the success of the Company through the grant of stock options, restricted stock, stock appreciation rights, stock payments, performance awards or other awards granted or sold under the 2002 Executive Plan. The 2002 Executive Plan is administered by the Committee and all regular, full-time executive officers of the Company who have executive duties, as determined by the Committee, are eligible to receive an awards under the 2002 Executive Plan.

The CEO and other Named Executive Officers in connection with their agreements, are entitled to earn performance awards with each executive being afforded an opportunity to earn a varying minimum aggregate of shares of our restricted common stock during the term of their agreement at a varying maximum number of shares during each calendar year under the 2002 Executive Plan.  The performance criteria to be utilized to calculate the value of the performance awards, the term of such performance awards, the event or events giving rise to the right to payment of a performance award, and the form (cash and/or common stock) and time of payment of performance awards is set by the Committee during the first 90 days of each year, with the exception of the first year, which was 180 days.  Although the CEO and other Named Executive Officers were afforded the opportunity to earn an aggregate number of shares of our restricted common stock pursuant to their employment agreements under the 2002 Executive Plan, the criteria set forth by the Committee for earning such awards was not met and the aggregate number of shares afforded thereby were forfeited for the 2002 year.  No other executive officers were entitled to or received any benefit under the 2002 Executive Plan during the 2002 year.

2002 Stock Option Plan

In 2002, the stockholders ratified an approved the 2002 Stock Option Plan (the "2002 Option Plan"), effective January 1, 2002, which seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

The purpose of the 2002 Option Plan is to afford directors, officers and key employees, who are responsible for the continued growth of Urecoats, an opportunity to acquire a proprietary interest in the Company, and, thus, to create in such individuals a greater concern for the welfare of the Company and its subsidiaries.  The Committee, which consists of all Non-Employee Directors thereby satisfying the requirements of Rule 16b-3, administers the 2002 Option Plan.

17

The CEO and other Named Executive Officers in connection with their agreements, were granted an aggregate number of incentive stock options to purchase varying amounts of our shares of common stock under the 2002 Stock Option Plan which vest up to a varying maximum per year and after the end of each calendar year, in a number to be determined by dividing our common stock price as of the end of any applicable year into a number equal to 5% of any such year's excess revenues, rounded to the nearest integer. "Excess Revenues" means our annual revenues minus $1 million. Based on the excess revenue calculation for the 2002 year, the maximum number of incentive stock options for the CEO and other Named Executive Officers for the 2002 year vested.

2002 Management Incentive Plan

In 2002, the stockholders ratified and approved the 2002 Management Incentive Plan (the "2002 Management Plan"), effective January 1, 2002, which is funded by 100,000 stock options under the 2002 Option Plan.  The 2002 Management Plan is designed to enable the Company to reward eligible managers and individual contributors for their contributions to providing our stockholders increased value for their investment through the successful accomplishment of specific financial objectives and individual performance objectives.  Bonus Awards for 2002 Management Plan Participants are based on both corporate performance and individual performance in relation to a variety of objectives, which reinforce the key goals that support our long-term strategic plans. These goals differ across business groups and will differ from year to year. We expect to adjust the performance objectives in this 2002 Management Plan from year to year based on changing business conditions.

The 2002 Management Plan is measured on a quarter by quarter basis to determine eligible bonuses for each calendar year. Each calendar year shall be referred to as its respective Plan Year (i.e. the calendar year 2002 is referred to as "2002 Year"). The 2002 Management Plan is solely funded by stock options ("Bonus Pool"). The Bonus Pool has been set by the Board at a maximum total amount, with a maximum limit of stock options available for bonus awards each year ("Maximum Annual Limit"), which may be increased if we do not award the maximum limit in any given year, to a subsequent year. Bonuses are funded based on the Company achieving minimum revenue threshold levels on a quarter by quarter basis. If these minimum thresholds are not met, no bonuses will be awarded for the applicable Measurement Period, except if, at the end of a Measurement Period, the Chief Executive Officer and President of the Company recommends adjustments to the Bonus Pool and/or Threshold Levels and/or Threshold Measurement Mechanism (i.e. Revenue Targets may be changed to Operating Income Target) to the Committee after consideration of key operating results. When calculating performance, the Committee has the discretion to include or exclude any or all of the following items: (a) extraordinary, unusual or non-recurring items; (b) effects of accounting changes; (c) effects of financing activities; (d) effects of financing activities; (e) expenses for restructuring or productivity measures; (f) other non-operating items; (g) spending for acquisitions; and (h) effects of divestitures. In order for the eligible Participants to receive any bonus awards during the 2002 Year, the minimum revenue targets (cumulative) outlined in the table below had to be achieved for each Measurement Period: (a) 1st quarter - $1.5 million; (b) 2nd quarter - $3.5 million; (c) 3rd quarter - $6.5 million; and 4th quarter - $10.5 million.  No bonus awards were earned or awarded for the year ended December 31, 2002.

Compensation Committee Activities

The Committee held 2 formal meetings in 2002 as well as many interim discussions. The following summarizes the Committee's major activities in 2002:

Developed and recommended long-term compensation and incentive programs:
- 2002 Non-Employee Director Restricted Stock Plan
- 2002 Executive Incentive Plan
- 2002 Management Incentive Plan
- 2002 Stock Option Plan
- Employment Agreement with Named Executive Officers

  Approved personnel administrative guidelines, thresholds and procedures.
  Administered all stock options plans and long-term compensation and incentive programs.
  Reviewed and approved bonuses for all personnel not covered under any compensation or incentive programs.

COMPENSATION COMMITTEE

Lt. Gen. Arthur J. Gregg, U.S. Army (Ret.), Chairperson
Mr. Jerold L. Zaro
Mr. Stephen L. Green

18

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Company's Compensation Committee is a current or former officer or employee of the Company or any of its subsidiaries. No executive officer of the Company served on the board of directors or compensation committee of any entity that has one or more executive officers serving as members of the Company's Board of Directors or Compensation Committee.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors of Urecoats issues the following report for inclusion in the Company’s Proxy Statement in connection with the Company’s Annual Meeting scheduled for May 23, 2003.

     1.  The Audit Committee has reviewed and discussed the audited financial statements for the year ending December 31, 2002, with management of the Company and with the Company’s independent auditors, Baum & Company, P.A.

2. The Audit Committee has discussed those matters required by Statement on Auditing Standards No. 61 with Baum & Company, P.A.

     3.  The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the auditors’ independence from the Company and its management.

     4.  After the discussions referenced in paragraphs 1 through 3 above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ending December 31, 2002 be included or incorporated by reference in the Annual Report on Form 10-K for that fiscal year for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE,

Mr. Steven Mendelow, Chairperson
Lt. Gen. Arthur J. Gregg, U.S. Army (Ret.)
Mr. Mark A. Reichenbaum

Independent Auditor

Baum & Company, P.A., independent auditor, audited the consolidated financial statements of the Company for the fiscal year ended December 31, 2002. Representatives of Baum & Company, P.A. are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Audit Committee of the Board of Directors selects the independent auditors.

Independent Auditor Fees

Aggregate fees billed to the Company for the fiscal year ended December 31, 2002 by our independent auditor are as follows:

Audit Fees	$86,010
Audit-Related Fees	19,290
Tax Fees	-0-
All Other Fees	-0-

Stock Performance Graph

Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on our common stock with the cumulative total return of the S&P 500 Stock Index and the AMEX Industrial Manufacturing Index for the period beginning December 31, 1998 and ending December 31, 2002. The graph assumes that all dividends have been reinvested.  We did not declare any dividends during the past five years.

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	12/98	12/99	12/00	12/01	12/02

Urecoats Industries Inc.	100	48.49	151.72	93.10	31.03
S&P 500	100	119.53	107.41	93.40	71.57
AMEX Industrial Manufacturing Index	100	129.50	159.65	127.54	96.16

TRANSACTIONS WITH RELATED PERSONS

We completed our first full year of operations in 2002.  Although we received substantial investment from accredited sophisticated investors during the first half of 2002, We had a continuing, recurring need for financial and other support during 2002, a substantial amount of which was received from accredited sophisticated investors during the first half of 2002, however, based on the rapid decline in consumer confidence and general distrust in financial markets in the United States during the latter part of 2002, we were required to accept support from our officers and directors to ensure our business progressed as planned. This has occasioned many continuing related transactions between our officers and directors.

(a)     During 2002, Richard J. Kurtz, Chairman of the Board, personally guaranteed $335,000 of notes and is a co-borrower for added security on a $500,000 line of credit from financial institutions, and $1,600,000 for primary suppliers.

(b)     During 2002, we entered into a Series C Preferred Stock Option Agreement (“First Series C Preferred Option”) with Richard J. Kurtz, Chairman of the Board, which granted to him, the right and option to purchase at $20.00 per share all or any part of an aggregate of 250,000 of our Series C Convertible Preferred Stock (the “Series C Preferred Shares”), which Series C Preferred Shares purchased thereby are convertible into restricted shares of common stock according to a Conversion Ratio formula based on a price of $2.20 per share.  See Preferred Shares, Series C Convertible Preferred Stock Option.

(c)     During 2002, we issued 195,631 Series C Preferred Shares to Richard J. Kurtz, Chairman of the Board, pursuant to periodic partial exercises under his First Series C Preferred Option, which shares were paid for by cancellation of $3,912,620 in short term loans bearing interest at 9% per annum that he provided to us throughout the 2002 year for working capital and other operating requirements.  See Item (b) above.

(d)     During 2002, we issued 42,500 restricted shares of common stock to Steven Mendelow, a director, pursuant to and in full satisfaction of a financial consultant arrangement entered into prior to his becoming a member of our Board of Directors, which shares were valued and recorded at $154,275.

(e)     During 2002, we entered into a long-term employment agreement with Timothy M. Kardok, a director and our CEO and President.  Pursuant to his agreement, we agreed to the following compensation: (a) annual base salary of $225,000; (b) an aggregate of 293,562 restricted shares of common stock as other compensation, subject to vesting in 17,500 share increments on a quarterly basis commencing on the effective date, except the first quarter commencing as of the effective date 31,062 shares will vest at the end thereof; (c) incentive stock options to purchase 100,000 shares of our common stock, at an exercise price equal to 100% of the fair market value of our common stock as of the date of grant, and, subject to vesting, exercisable anytime within five (5) years of the date of grant, vesting up to a maximum of 25,000 per year and after the end of each calendar year according to an Excess Revenues formula; eligibility to earn performance awards for a minimum aggregate of 120,000 restricted shares of common stock during the term of his agreement at a maximum of 30,000 shares during each calendar year; and a yearly minimum bonus of $10,000, due and payable not later than January 30 with respect to the immediately preceding calendar year, which our Board of Directors may, in its sole and absolute discretion, increase the amount to as much as $100,000.  Mr. Kardok did not request nor did we pay a bonus to him during 2002.

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(f)     During 2002, we entered into a long-term employment agreement with Michael T. Adams, our Executive Vice President and Corporate Secretary. Pursuant to his agreement, we agreed to the following compensation: (a) annual base salary of $105,000; (b) an aggregate of 64,000 restricted shares of common stock as other compensation, subject to vesting in 4,000 share increments on a quarterly basis commencing on the effective date; (c) incentive stock options to purchase 26,000 shares of our common stock, at an exercise price equal to 100% of the fair market value of our common stock as of the date of grant, and, subject to vesting, exercisable anytime within five (5) years of the date of grant, vesting up to a maximum of 6,500 per year and after the end of each calendar year according to an Excess Revenues formula; eligibility to earn performance awards for a minimum aggregate of 34,000 restricted shares of common stock during the term of his agreement at a maximum of 8,500 shares during each calendar year; and a discretionary bonus. See Item (u) below.

(g)     During 2002, we entered into a long-term employment agreement with John G. Barbar, our CFO, Senior Vice President of Finance, and Corporate Treasurer. Pursuant to his agreement, we agreed to the following compensation: (a) annual base salary of $135,000; (b) an aggregate of 51,616 restricted shares of common stock as other compensation, subject to vesting in 3,000 share increments on a quarterly basis commencing on the effective date, except the first quarter commencing as of the effective date 6,616 shares will vest at the end thereof; (c) incentive stock options to purchase 20,000 shares of our common stock, at an exercise price equal to 100% of the fair market value of our common stock as of the date of grant, and, subject to vesting, exercisable anytime within five (5) years of the date of grant, vesting up to a maximum of 5,000 per year and after the end of each calendar year according to an Excess Revenues formula; eligibility to earn performance awards for a minimum aggregate of 30,000 restricted shares of common stock during the term of his agreement at a maximum of 7,500 shares during each calendar year; and a discretionary bonus. See Item (u) below.

(h)     During 2002, we entered into a long-term employment agreement with Arthur K. Guyton, Senior Vice President of Marketing. Pursuant to his agreement, we agreed to the following compensation: (a) annual base salary of $105,000; (b) an aggregate of 48,343 restricted shares common stock as other compensation, subject to vesting in 3,000 share increments on a quarterly basis commencing on the effective date, except the first quarter commencing as of the effective date 3,343 shares will vest at the end thereof; (c) incentive stock options to purchase 20,000 shares of our common stock, at an exercise price equal to 100% of the fair market value of our common stock as of the date of grant, and, subject to vesting, exercisable anytime within five (5) years of the date of grant, vesting up to a maximum of 5,000 per year and after the end of each calendar year according to an Excess Revenues formula; eligibility to earn performance awards for a minimum aggregate of 30,000 restricted shares of common stock during the term of his agreement at a maximum of 7,500 shares during each calendar year; and a discretionary bonus. See Item (u) below.

(i)     During 2002, we entered into a long-term employment agreement with Ronald E. Clark, our Chief Operating Officer and Senior Vice President of Operations. Pursuant to his agreement, we agreed to the following compensation: (a) annual base salary of $125,000; (b) an aggregate of 49,000 restricted shares of common stock as other compensation, subject to vesting in 3,000 share increments on a quarterly basis commencing on the effective date, except the first quarter commencing as of the effective date 4,000 shares will vest at the end thereof; (c) incentive stock options to purchase 20,000 shares of our common stock, at an exercise price equal to 100% of the fair market value of our common stock as of the date of grant, and, subject to vesting, exercisable anytime within five (5) years of the date of grant, vesting up to a maximum of 5,000 per year and after the end of each calendar year according to an Excess Revenues formula; eligibility to earn performance awards for a minimum aggregate of 30,000 restricted shares of common stock during the term of his agreement at a maximum of 7,500 shares during each calendar year; and a discretionary bonus. See Item (u) below.

(j)     During 2002, we entered into a long-term employment agreement with Dale L. Epperson, our Senior Vice President of Market Development.  Pursuant to his agreement, we agreed to the following compensation: (a) annual base salary of $130,000; (b) an aggregate of 48,000 restricted shares of common stock as other compensation, subject to vesting in 3,000 share increments on a pro-rata quarterly basis commencing on the effective date; (c) incentive stock options to purchase 20,000 shares of our common stock, at an exercise price equal to 100% of the fair market value of our common stock as of the date of grant, and, subject to vesting, exercisable anytime within five (5) years of the date of grant, vesting up to a maximum of 5,000 per year and after the end of each calendar year according to an Excess Revenues formula; eligibility to earn performance awards for a minimum aggregate of 30,000 restricted shares of common stock during the term of his agreement at a maximum of 7,500, during each calendar year; and a discretionary bonus. Mr. Epperson earned a $30,000 bonus in 2002.  See Item (u) below.

(k)     During 2002, a corporation in which Stephen L. Green, director, owns a material interest, purchased 25,000 of our Series C Preferred Shares pursuant to a private placement offering for $500,000 in cash, which Series C Preferred Shares are convertible into restricted shares of common stock according to a Conversion Ratio formula based on a price of $2.20 per share. See Preferred Shares, Series C Convertible Preferred Stock.

(l)     During 2002, a corporation in which Mark A Reichenbaum, director, owns a material interest, purchased 100,000 of our Series C Preferred Shares pursuant to a private placement offering for an aggregate of $2,000,000 in cash, which Series C Preferred Shares are convertible into restricted shares of common stock according to a Conversion Ratio formula based on a price of $2.40 per share. See Preferred Shares, Series C Convertible Preferred Stock.

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(m)     During 2002, we issued 7,500 restricted shares of common stock to a director for board of director services prior to the establishment of the 2002 Non-Employment Director Restricted Stock Plan, which transaction was valued and recorded at $23,625.

(n)     During 2002, we issued an aggregate of 1,276,000 restricted shares of common stock to directors under the 2002 Non-Employee Director Restricted Stock Plan.  The restricted shares of common stock issued thereunder have not vested, were not valued, recorded, or treated as outstanding as of December 31, 2002 nor as of the date of this report, and remain in our custody until such time that they are earned and vested.

(o)     During 2002, we issued 147,021 restricted shares of common stock to officers and an officer-director as other compensation in connection with their employment agreements, which transactions were valued and recorded at $270,690.  See Items (e), (f), (g), (h), (i), and (j) above.

(p)     During 2002, we granted Mark A Reichenbaum, director, a non-plan option for 10,000 restricted shares of common stock, good for two years, and exercisable at $3.15 for each option per share in exchange for the acceleration of payments related to the purchase of our Series C Preferred Shares.  See Item (l) above.

(q) During 2002 to and including March 31, 2003, we accrued $144,521 of dividends related to our Series B Preferred Shares, which are solely owned by Richard J. Kurtz, Chairman of the Board.

(r)     During 2002 to and including March 31, 2003, we accrued $161,592 of dividends related to our Series C Preferred Shares, for two entities in which Mark A. Reichenbaum and Stephen L. Green, directors, own a material interest, and Richard J. Kurtz, Chairman of the Board.  See Items (c), (k) and (l) above.

(s)     During 2002, we paid for a Key Man Life Insurance Policy covering Richard J. Kurtz, Chairman of the Board, which is an annually renewable $3,000,000 term life policy and Urecoats is the beneficiary.

(t)     During 2003, we entered into a second Series C Preferred Stock Option Agreement with Richard J. Kurtz, Chairman of the Board, granting to him, the right and option to purchase at $20.00 per share all or any part of an aggregate of 250,000 of our Series C Preferred Shares, which Series C Preferred Shares purchased thereby are convertible into restricted shares of common stock according to a Conversion Ratio formula based on a price of $.50 per share.  See Preferred Shares, Series C Convertible Preferred Stock.

(u)     As a result of financial constraints during 2003, we granted an aggregate of 73,159 non-plan restricted stock options to five of our executive officers as consideration for their agreeing to a 10% reduction in annual salary based on our present financial situation, which are exercisable at $.95 per share, good for two years, and vest pro rata at the end of each quarter during which the executive is employed in 2003.  These restricted stock options were not intended to be nor granted in lieu of salary.

INTERESTED PERSONS IN MATTERS TO BE ACTED UPON

Subject to your approval of the increase in the common stock authorization limit from 25 million shares to 40 million shares, a total of 40 million shares may be issued by us.  See Proposal Two.  Your approval of Proposal Two shall inure especially to the benefit of our Chairman of the Board, who is the sole owner of our Series B Convertible Preferred Stock (“Series B Preferred Shares”) and also owns Series C Convertible Preferred Stock (“Series C Preferred Shares), which contain conversion aspects (the Series B Preferred Shares and Series C Preferred Shares are sometimes collectively referred to as “Preferred Shares”).  In connection with our listing on the American Stock Exchange (the “Exchange”), there are certain requirements relating to our present ability to fully effectuate the conversion aspects of our Preferred Shares, and we are seeking your approval in Proposal Three to comply with these requirements.  See also Preferred Shares.  Three of our Incumbent Directors, including our Chairman of the Board, own a substantial amount of our currently issued and outstanding Preferred Shares, and to ensure the continued operation of Urecoats in 2003, we granted our Chairman of the Board the right to acquire additional Series C Preferred Shares pursuant to a Second Series C Preferred Stock Option Agreement (“Second Series C Preferred Option”). See Preferred Shares.  Mr. Kurtz is the owner of all the Series B Preferred Shares and Messrs. Kurtz, Green and Reichenbaum (along with the recently granted Second Series C Preferred Option granted to Mr. Kurtz) either own or hold an option exercisable for an aggregate of 625,000 of our Series C Preferred Shares constituting 86% of all Series C Preferred Shares owned or reserved for exercise pursuant to an option to the date hereof.  In addition, without the new capitalization, we would be unable to adequately fund our working capital requirements for continued listing on the Exchange and implementation of our strategic business plan, delineated elsewhere in this Proxy Statement. See Proposals Two and Three.  See also Transactions with Related Persons and Preferred Shares.

Subject to your approval of Proposal Three, we will have the ability to satisfy the conversion aspects of the Preferred Shares presently owned by the Chairman of the Board; and subject to your approval of Proposals Two and Three, we will have the ability to utilize the new capitalization for satisfying the conversion aspects of the Series C Preferred Shares expected to be purchased by our Chairman of the Board under his Second Series C Preferred Option, assuming he exercises his Call Option or we elect to invoke our Exercise Demand Right requiring him to exercise his Call Option, in its entirety, into an aggregate of 250,000 additional Series C Preferred Shares; and all of the Preferred Shares, taken together, will be convertible into 13,025,000 restricted shares of our common stock. By virtue of the Mandatory Conversion Date of September 30, 2003 for the Series B Preferred Shares and December 31, 2003 for the Series C Preferred Shares, this will further result in a dilution of your percentage of ownership of the outstanding shares of our new capitalization structure such action will cause an increase in the per share book value of our outstanding common stock.

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Subject to your approval of Proposal Two, the increase in our common stock capitalization limit will also enable us to meet potential anticipated operational objectives by providing shares for future funding, if necessary or warranted, and to provide shares for continued growth. In addition, the increased capitalization will give Management the flexibility to issue stock dividends to you, as deemed appropriate. Subject to your approval of Proposals Two and Three, implementation of the proposed increased in our common stock capitalization and full implementation of the issuance of restricted shares of our common stock to owners of our Preferred Shares (inclusive of the possible exercise of the Second Series C Preferred Option held by Mr. Kurtz) on conversion, will result in a total of 28,325,856 shares of our common stock outstanding without giving effect to any other outstanding options or other derivative securities as of March 31, 2003, of which a total of 18,933,437 shares (66.84%) will be issued and outstanding and issuable to officers and directors.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Restated Certificate of Incorporation, as amended, provides that all corporate powers shall be exercised by or under the direction of our Board of Directors, except as otherwise provided by statute or by our Restated Certificate of Incorporation, or any amendment thereof, or by the By-laws. Our By-laws provide that our Board of Directors shall initially consist of two Directors. Each director holds office until the annual meeting of stockholders of the Corporation next succeeding his election or until his or her successor is duly elected and qualified. Our Board of Directors, by the vote of a majority of the entire Board, may fix the number of Directors to a number not exceeding seven and may decrease the number of Directors to a number not less than one, but any such decrease shall not affect the term of office of any Director. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by the vote of a majority of the directors then in office, although less than a quorum. When one or more directors resign from our Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations become effective, and each director so chosen shall hold office until the next election of directors and until their successors are elected and qualified.

Currently, our Board of Directors consists of 7 directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by our Board of Directors, unless the Board reduces the number of directors accordingly. As of the date of this proxy statement, the Board is not aware of any nominee who is unable or will decline to serve as a director.

Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election as directors the seven nominees named below, all of whom will be, as of May 23, 2003, directors of the Company. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Company’s Board of Directors, unless the Board of Directors reduces the number of directors accordingly.  As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

Nominees for Election as Directors

The following describes the age, position, principal occupation and business experience during the past five years, and other directorships of each nominee.

(PHOTO)	Richard J. Kurtz	61	Director since November 23, 1998

Chairman of the Board

Mr. Kurtz has served as Chairman of the Board of Urecoats since February 8, 1999. He was Chief Executive Officer of Urecoats from February 8, 1999 to October 9, 2001. Mr. Kurtz is the president and chief executive officer of The Kamson Corporation, a privately held company for the past 27 years, which owns and operates 71 investment properties in the Northeastern United States, Englewood Cliffs, NJ. He is a member of the board of directors of Paligent, Inc., a public company trading on the NASD over-the-counter bulletin board, since January 2000. Mr. Kurtz is a vice president and a member of the board of the Jewish Community Center on the Palisades, Tenafly, NJ, since 1996. He is an elected member of the board of trustees and foundation board for the Englewood Hospital and Medical Center of New Jersey since 1995. Mr. Kurtz received his bachelor of arts degree from the University of Miami in 1962.

(PHOTO)	Timothy M. Kardok	45	Director since March 1, 2001

Chief Executive Officer and President

Mr. Kardok has been Urecoats' Chief Executive Officer and President since March 19, 2001. From March 19, 2001 to December 31, 2001, he was Chief Operating Officer. From March 19, 2001 to May 18, 2001, he was Treasurer. From October 1997 to February 2000, Mr. Kardok was senior vice president of Centimark Corporation, Canonsburg, PA.  From January 1995 to October 1997, Mr. Kardok was executive vice president of R & J Industries, Boca Raton, FL. Mr. Kardok received his bachelor of arts degree in marketing from Notre Dame University, IN, in 1979 and master of business administration in marketing and finance from the University of Bridgeport, CT, in 1989. He is the Chairperson of the Executive Committee.

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(PHOTO)	Lt. Gen. Arthur J. Gregg US Army (Retired)	74	Director since February 21, 2000

Mr. Gregg has more than 45 years of distinguished professional experience, holding senior level management and command positions in the military and executive positions in industry. He is an active member of several corporate and academic boards and chairs three of them. General Gregg attended Harvard University, John F. Kennedy School of Government-Concentrated Executive Program in National Security; Saint Benedict College Atchison, KS, bachelor of science in business administration (summa cum laude); Army War College, Carlisle Barracks, PA - one year graduate level; and Command and General Staff College, Fort Leavenworth, KS - one year graduate level. He is Chairperson of the Compensation and a member of the Audit, Corporate Governance, and Executive Committees.

(PHOTO)	Steven Mendelow	59	Director since October 9, 2001

Mr. Mendelow is a principal and actively practicing with the certified public accounting firm of Konigsberg Wolf & Co., New York, NY, and its predecessor, since 1972. He is a member of the board of directors and chair person of the audit committee of Candie's, Inc., a public company trading on the NASDAQ National Market, since 1999. Mr. Mendelow is a graduate of Bucknell University, Lewisburg, PA, 1964. Mr. Mendelow is Chairperson of the Audit Committee and a member of the Executive Committee.

(PHOTO)	Jerold L. Zaro	50	Director since October 9, 2001

Mr. Zaro is a managing partner/president of Ansell Zaro Grimm & Aaron, P.C., New York, NY, since 1985. He is a member of the board of directors of Commerce Bank Shore/NA, since 1999; Brookdale Community College Foundation, board of trustees since 1996; American Cancer Society, board of directors since 1989; Monmouth Medical Center, board of trustees since 1993; Jewish Federation of Greater Monmouth County, board of directors since 1996; and Commissioner of the New Jersey Highway Authority since 1991 and chairman of the Authority since February 2002. He received his juris doctor degree from Boston College School of Law, MA, 1976; attended the University of Cincinnati, OH, from 1969 to 1971; and received his bachelor of arts in history from Boston University, MA, 1973. Mr. Zaro is the Chairperson of the Corporate Governance and a member of the Compensation and Executive Committees.

(PHOTO)	Mark A. Reichenbaum	52	Director since May 28, 2002

Mr. Reichenbaum is the president of HAJA Capital Corporation, Greenwich, Connecticut, since 1997; co-chairman, Clean Rite Centers, College Point, New York, since 1999; and director, eB2B Commerce, New York, New York, since 2001. He is also a member of the board of directors of Waxman Industries, Inc., a public company trading on the NASD over-the-counter bulletin board, since December 2001.  He is a member of the Audit Committee.

(PHOTO)	Stephen L. Green	64	Director since May 28, 2002

Mr. Green has served as the chairman of the board of directors and chief executive officer of the SL Green Realty Corp., a public company trading on the NYSE, since 1977. Mr. Green founded S.L. Green Real Estate in 1980. Since then, he has been involved in the acquisition of over 50 Manhattan office buildings containing in excess of twenty million square feet. Today, the company is the second largest non-institutional owner of office buildings in New York City, with interests in 25 properties comprising over 10 million square feet of space. Mr. Green is an at-large member of the executive committee of the board of governors of the Real Estate Board of New York ("REBNY") and has previously served as chairman of REBNY's Tax Committee. He currently serves as a member on the boards of directors of the Starlight Foundation and Street Squash. Mr. Green received his bachelor of arts degree from Hartwick College and a juris doctor degree from Boston College Law School. He is a member of the Compensation Committee.

Vote Required and Board of Directors Recommendation

Directors will be elected by an affirmative vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions or broker non-votes as to the election of directors will not affect election of the candidates receiving the plurality of votes.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
VOTE "FOR" THE ELECTION OF ALL SEVEN NOMINEES NAMED ABOVE.

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PROPOSAL TWO

APPROVAL OF AMENDMENT OF RESTATED CERTIFICATE OF
INCORPORATION TO INCREASE THE AUTHORIZED COMMON STOCK
CAPITALIZATION LIMIT FROM 25 MILLION TO 40 MILLION SHARES

On April 15, 2003, subject to approval of shareholders, our Board of Directors unanimously adopted a resolution approving an amendment to our Restated Certificate of Incorporation, as amended from time to time, to increase our common stock capitalization limit from 25 million shares to 40 million shares.  The form of the proposed amendment, appears as ANNEX B to this Proxy Statement.  Pursuant to our present Restated Certificate of Incorporation, as amended, we are permitted to issue 25 million shares of common stock, having a par value of $.01 per share. As of April 15, 2003, more than an aggregate of 25 million shares of common stock were needed for there to be sufficient shares reserved, issued and outstanding to cover our outstanding derivative securities (as described below), on a fully diluted basis. Accordingly, as of April 15, 2003, we were unable to issue any further shares of common stock due to the lack of statutory authority in our Restated Certificate of Incorporation, as amended. We require additional investment to continue the foregoing activities.  Although we raised substantial monies from sophisticated accredited investors during the first half of 2002, which fueled the aggressive roll-out of our Flagship Products to the roofing industry, the decline in consumer confidence and distrust of the financial markets by investors generally, coupled with what management believes to be a misunderstanding of the costs and expenses associated with introducing any new product to market by investors, led to a decline in the Company’s stock price, which has made it more difficult to attract new accredited and sophisticated investors and rendered our existing common stock capitalization insufficient for meeting the cash requirements for completing the execution of our strategic business plan.  To combat this perceived risk, the Chairman of the Board responded with an additional $5,000,000 commitment for management to use as required to meet its working capital requirements for 2003. The Chairman of the Board has invested in excess of $15,500,000 over the past four and half years to date.  See Preferred Shares, Series C Convertible Preferred Stock, Second Series C Preferred Option.

Background

In order to appreciate the requirement of additional common stock to further the needs of our Company, it is necessary to review the terms, conditions and status of certain outstanding derivative securities the conversion aspect of which has necessitated one of the proposals of this Proxy.

Preferred Shares

During 2001 through 2003, we needed to raise capital for working capital and other corporate purposes, without which we would not have been able to progress to our present operational status. We were not able to meet our evolving and increasing working capital requirements through the sale of common stock because we had reached the maximum authorization limit approved by shareholders in our Restated Certificate of Incorporation, as amended. Therefore, our Board of Directors established two separate series of preferred stock, Series B Preferred Shares and Series C Preferred Shares, to raise the funds required to meet our growing business needs. These Preferred Shares contain convertibility and triggering event provisions, which are of importance to you, as a shareholder, to understand and appreciate. We were required to make commitments through the sale of our Preferred Shares in order to sell them to accredited and sophisticated persons and parties. Below is a brief description of each series, including the relevant conversion aspects and triggering events.

Series B Convertible Preferred Stock

Series B Preferred Stock Designation

Our Board of Directors designated a new series of preferred stock, Series B Preferred Shares, effective September 30, 2001, $1.00 par value, and authorized 500,000 shares for issuance. The stated value for each of the Series B Preferred Shares was $5.00, which includes the par value of $1.00 per share. The holders of the outstanding Series B Preferred Shares have no voting rights with respect to the Series B Preferred Shares, except as required by law, including but not limited to the General Corporation Law of Delaware, and as expressly provided in our Certificate of Designation of Preferences of Series B Convertible Preferred Stock, which defines the rights and preferences of the Series B Preferred Shares (“Series B Preferred Designation”). A holder has the right to convert the Series B Preferred Shares into restricted shares of our common stock, $.01 par value per share, on the terms and conditions set forth in our Series B Preferred Designation. Subject to the restrictions identified in our Series B Preferred Designation, any holder shall be entitled to convert any or all of the Series B Preferred Shares into fully paid and nonassessable restricted shares of common stock at the Conversion Rate of 15 restricted shares of common stock for each share of Series B Preferred Shares converted at any time on or from time to time after 180 days from the initial date of issuance of the first Series B Preferred Shares are issued provided we have the statutory power and authority to issue such restricted shares at the time of conversion.  You granted us that statutory power and authority at our annual meeting in 2002 and we have reserved the requisite number of shares of common stock for this purpose.  We have the right, after a Triggering Event has occurred (as defined below), at our sole option, to (i) redeem all Series B Preferred Shares at the Conversion Rate for each of the Series B Preferred Shares and (ii) pay to each holder, to the extent cumulated, if at all, accrued but unpaid dividends on the Series B Preferred Shares.  A Triggering Event shall be deemed to have occurred at such time as any of

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the following events:  (i)  the consolidation or merger of the Company with or into another Person (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or pursuant to a merger after which the holders of the Company's outstanding capital stock immediately prior to the merger own a number of shares of the resulting company's outstanding capital stock sufficient to elect a majority of the resulting company's board of directors);  (ii)  the sale, transfer, lease, disposal or abandonment (whether in one transaction or in a series of transactions) of all or substantially all of the Company's assets (other than a sale or transfer to an entity controlling, controlled by or under common control with the Company);  (iii)  a purchase, tender or exchange offer for more than 50% of the outstanding shares of common stock or other voting securities of the Company is made and accepted by the holders thereof; or (iv)  Company receives the statutory authority to issue common stock to redeem all of the Series B Preferred Shares in accordance with the Conversion Rate. If any Series B Preferred Shares remain outstanding on the Mandatory Conversion Date (as defined below), then all such Series B Preferred Shares shall be converted as of such date as if the holders had given the Conversion Notice on the Mandatory Conversion Date, and the Conversion Date had been fixed as of the Mandatory Conversion Date.  The Mandatory Conversion Date is September 30, 2003.  The full text of our Series B Designation, as amended, appears as ANNEX C and ANNEX D to this Proxy Statement.

Series B Preferred Shares Sold

In 2001, we sold an aggregate of 500,000 of our Series B Preferred Shares to the Chairman of the Board in exchange for cancellation of indebtedness due and owing by us at the time to him for $2,500,000.

Series C Convertible Preferred Stock

Series C Preferred Stock Designation

Our Board of Directors designated a new series of preferred stock, Series C Convertible Preferred Stock, effective January 8, 2002, $1.00 par value, and authorized 750,000 shares for issuance (“Series C Preferred Shares”). The stated value for each of the Series C Preferred Shares is $20.00, which includes the par value of $1.00 per share. The holders of the outstanding Series C Preferred Shares have no voting rights with respect to the Series C Preferred Shares, except as required by law, including but not limited to the General Corporation Law of Delaware, and as expressly provided in the Certificate of Designation of Preferences of Series C Convertible Preferred Stock (“Series C Preferred Designation”). The holders of the outstanding Series C Preferred Shares have no voting rights with respect to the Series C Preferred Shares, except as required by law, including but not limited to the General Corporation Law of Delaware, and as expressly provided in the Series C Preferred Designation. A Holder has the right to convert the Series C Preferred Shares according to a conversion ratio into restricted shares of our common stock, $.01 par value per share, on the terms and conditions set forth in our Series C Preferred Designation. The Conversion Ratio means the number of shares of restricted common stock issuable upon conversion of each of the Series C Preferred Shares, which number of restricted shares of common stock varies depending upon the number of Series C Preferred Shares purchased. The price per share of common stock into which each of the Series C Preferred Shares is convertible was determined at the time of purchase of the Series C Preferred Shares pursuant to a discount formula related to the amount of investment by each investor.  Subject to the restrictions in our Series C Preferred Designation, any holder is entitled to convert any or all of the Series C Preferred Shares into fully paid and nonassessable restricted shares of common stock at the Conversion Ratio at any time on or from time to time after 180 days from the initial date of issuance of the first Series C Preferred Shares provided we have the statutory power and authority to issue such restricted shares at the time of conversion. You granted us that statutory power and authority at our annual meeting in 2002 and we have reserved the requisite number of shares of common stock based on the number of Series C Preferred Shares sold, subscribed for, and reserved for options granted (See First Series C Preferred Stock Option below) by us at the time.  We have the right, after a Triggering Event has occurred (as defined above), at our sole option, to (i) redeem all Series B Preferred Shares at the Conversion Ratio for each of the Series C Preferred Shares and (ii) pay to each holder, to the extent cumulated, if at all, accrued but unpaid dividends on the Series C Preferred Shares. If any Series C Preferred Shares remain outstanding on the Mandatory Conversion Date (as defined below), then all such Series C Preferred Shares shall be converted as of such date as if the holders had given the Conversion Notice on the Mandatory Conversion Date, and the Conversion Date had been fixed as of the Mandatory Conversion Date.  The Mandatory Conversion Date is December 31, 2003. The full text of our Series C Designation, appears as ANNEX E to this Proxy Statement.

First Series C Preferred Option

In addition to privately selling our Series C Preferred Shares to certain accredited investors during the first half of 2002, we entered into a Series C Preferred Stock Option Agreement (“First Series C Preferred Option” or “Agreement”) with our Chairman of the Board on January 8, 2002. Pursuant to and subject to the terms and conditions of the Agreement, we granted to him, the right and option (the "Call Option") to purchase at $20.00 per share (the "Stated Value") on the terms and conditions stated therein all or any part of an aggregate of 250,000 of our currently authorized and unissued Series C Preferred Shares. The Call Option has been exercised in its entirety and Mr. Kurtz owns 250,000 Series C Preferred Shares, which are convertible into restricted shares of common stock at a price of $2.20 per share.

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Second Series C Preferred Option

In 2003, subject to your approval of Proposals Two and Three increasing our authorized capitalization and the conversion aspects thereof, we entered into a Second Series C Preferred Stock Option Agreement (“Second Series C Preferred Option” or “Agreement”) with Richard J. Kurtz, our Chairman of the Board (“Optionee”) on March 21, 2003 ("Date of Grant"). Pursuant to and subject to the terms and conditions of the Agreement, we granted to him, the right and option (the "Call Option") to purchase at $20.00 per share (the "Stated Value") on the terms and conditions stated therein all or any part of an aggregate of 250,000 of our currently authorized and unissued Series C Preferred Shares. The Call Option is exercisable, in whole or in part, during the period commencing on the Date of Grant and ending on December 31, 2003. The Call Option may be exercised pursuant to the Agreement by written notice to us stating the number of Series C Preferred Shares with respect to which the option is being exercised, together with payment in full: (i) in cash or certified check; (ii) securities or other liquidable property; (iii) acknowledgement of cancellation of our indebtedness to him; or (iv) any combination of the foregoing. Under the Agreement, the Optionee granted to us the right and option ("Exercise Demand Right") to require him to exercise a portion of his Call Option up to a maximum aggregate of 250,000 of our Series C Preferred Shares. This Exercise Demand Right is exercisable by us at any time or from time to time during the term that the Call Option, or any part thereof is outstanding, solely to require the Optionee to purchase as much of our Series C Preferred Shares as is necessary for continuance of our operations during the year 2003.  The Exercise Demand Right will remain outstanding for as long as the Call Option remains outstanding, and to the same extent as the Call Option. Notwithstanding the foregoing, we agreed to forbear and not exercise our Exercise Demand Right under this Agreement for as long as we are receiving alternate financing and/or generating sufficient revenues to meet our operational requirements during the 2003 year.  If the Optionee elects to exercise his Call Option or we invoke our Exercise Demand Right under the Agreement, then the Optionee will be able to convert his Series C Preferred Shares into restricted shares of our common stock at a price of $.50 per share (the price per share was calculated pursuant to the Conversion Ratio formula (described above) on the Date of Grant.  Notwithstanding the foregoing, due to present lack of sufficient shares of common stock authorized, the above Call Option and Exercise demand Right are presently limited to the conversion into or the sale of no more than 2,447,437 restricted shares of common stock.  Without shareholder approval of Proposals Two and Three, we are only certain of obtaining approximately $1.2 million pursuant to the Second Series C Preferred Option and the overall $5,000,000 commitment of Mr. Kurtz.  Accordingly, if we are unable to obtain shareholder approval, we are not certain that we will be able to derive sufficient funding from other sources in order to accomplish our goals.  See Proposal Three.

Series C Preferred Shares Sold

We sold an aggregate of 477,650 of our Series C Preferred Shares for $9,553,000, of which an aggregate of 227,650 were sold pursuant to a private placement offering in 2002 for $4,553,000 and 250,000 were purchased pursuant to periodic exercises by the Chairman of the Board during 2002 and at the end of the first quarter of 2003 of his entire First Series C Preferred Option in exchange for cancellation of indebtedness due and owing by us to him for $5,000,000; and reserved 250,000 of our Series C Preferred Shares pursuant to the Second Series C Preferred Option (described above).  See Transactions with Related Persons - Items (b), (c), and (t).

Statutory Authorization

Notwithstanding and in addition to the foregoing, we are currently seeking statutory power and authorization from you to enable us to have available common stock for reservation and issuance upon conversion of our Series C Preferred Shares expected to be sold to our Chairman of the Board pursuant to periodic exercises either by him or us under his Second Series C Preferred Option to ensure that we have sufficient working capital to continue our operations during 2003.  See Proposal Three.

Rationale for Increased Capitalization

As of April 12, 2003, there were 14,243,354 shares of common stock issued and outstanding, 10,756,646 shares of common stock reserved for issuance upon future exercise of outstanding stock options, conversion of Preferred Stock and other plans or agreements adopted by the Company.  However, a portion of the Series C Preferred Option and the conversion rights thereof involve 7,552,563 shares of common stock which are not yet authorized and have not been reserved.  Subject to your approval of Proposals Two and Three, the 7,552,563 shares will be reserved.  At that time, the full number of common shares issued, outstanding, reserved, and issuable upon exercise of the Series C Preferred Option and conversion thereof, will be a total of 32,552,563 shares.

We are currently seeking to increase our authorized capitalization of common stock from 25,000,000 shares to 40,000,000 shares of common stock in order to enable it, (a) to provide common stock as a source to raise additional funds from sophisticated accredited investors to meet the Company’s need for working capital and to realize its goal in the implementation of its strategic business plan, (b) provide additional shares constituting a reserve for the possible conversion of our outstanding Preferred Shares, and (c) to provide additional shares for growth.  The Company is constantly in need of its cash reserves for materials, operations and for internal growth as sales of its products continue to increase and new products are brought to market.

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General Observations and Possible Adverse Aspects for Shareholders

An increase in the authorized shares of common stock shall enable management to make additional issuances of common stock without approval of shareholders. Such issuances of common stock will dilute the percentage ownership of the Company by existing shareholders, and any issuances of preferred stock, if convertible into common stock, may have similar dilutive consequences. In addition, a further consequence of increasing our authorized shares of common stock is that management will have the potential ability, without approval of shareholders to issue such common shares so as to make more difficult, or to stave off hostile and/or friendly takeover attempts by third parties. The foregoing will be applicable even if such a transaction may appear, on its face, to be favorable to the interests of the shareholders. Such anti-takeover measures may include declaring a dividend and issuing shares to the existing shareholders of the Company, or selling the shares, on agreeable terms to a friendly investor (a person or other entity whose interests are not opposed to those of the Company and its shareholders) or taking other measures with its authorized but unissued shares (without approval of shareholders) within its corporate powers to stave off takeover attempts. The use by management of anti- takeover measures which may include the issuance of additional shares, share dividends, and/or options to acquire shares at favorable prices, may have a dilutive effect on the Company's book value and further erode percentage ownership of shares by existing shareholders. However, there are currently no "anti-takeover" measures contemplated by the Company or included in any debt agreement, By-law or provision of the Company's Restated Certificate of Incorporation or any amendment thereto and management does not plan or presently contemplate seeking shareholder approval for any such amendment to the By-Laws. The foregoing notwithstanding, management believes shareholder approval will not be necessary should it desire, in the future, to implement the aforementioned anti-takeover measures heretofore discussed.

The increase in the authorized number of shares together with other factors may also make the removal of management more difficult even if such removal would appear to be beneficial to shareholders generally, and may have the effect of limiting shareholder participation in certain transactions such as mergers or tender offers whether or not such transactions are favored by incumbent management. However, it is essential to note that whatever course of action management chooses to pursue, it is required and has a fiduciary obligation to do so in the best interests of the shareholders.

Based upon the aforementioned reasons, Management has determined to request shareholder approval of its resolution to amend its Restated Certificate of Incorporation to increase the authorized shares of common stock from 25 million shares to 40 million shares for an additional 15 million shares. The foregoing will, among other things, provide the necessary shares for the Company to: (a) provide common stock as a source to raise additional funds from sophisticated accredited investors to help the Company meet its need for working capital and to realize its goal in the implementation of its strategic business plan, and (b) provide additional shares constituting a reserve for the possible conversion of our outstanding Preferred Shares.

Since the present issued and outstanding shares of our common stock do not have any preemptive rights, you, as present shareholder, risk dilution of the book value of each of your shares of common stock should the newly authorized common stock be issued by us for a consideration less than our then current book value. In addition, the percentage ownership of the common stock of present shareholders will be diminished with each future issuance of additional shares of common stock.

Except in the case of the convertible securities, additional dilution factors are presently incalculable in that it is indeterminable at what price our securities will be issued (publicly or privately) in the future, if issued at all. However, the increase in the number of authorized shares of common stock, when and if issued, will not in any way change the inherent rights of existing or future common shareholders. If and when issued, each share of additional authorized common stock will continue to: (1) entitle the holder to one vote per share on matters to be voted upon by the shareholders; (2) not entitle the holder to any cumulative voting, cumulative dividends, preemptive, subscription or redemption rights; (3) entitle the holder to receive dividends from available funds, if and when declared by our Board of Directors; (4) entitle the holder to share ratably in assets legally available for distribution to shareholders in the event of our liquidation, dissolution or winding up of operations.

Required Vote for Adoption

Under Delaware Law the affirmative vote of a majority of the outstanding shares of our common stock is required for the approval of  Proposal Two, the proposed amendment to our Restated Certificate of Incorporation, which increases the authorized shares of common stock available for issuance.  Once given effect, a majority vote of the Company's common stock at a properly called meeting at which a quorum is present will be required to repeal or modify the amendment. Management believes that the foregoing objectives are in the best interests of the Company and you.

See Interested Persons in Matters to be Acted Upon for a discussion of the effects and benefits upon directors with respect to this proposal. See also Proposal Three.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2, APPROVING AN
AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION INCREASING THE
COMMON STOCK CAPITALIZATION LIMIT FROM 25 MILLION SHARES TO 40 MILLION SHARES.

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PROPOSAL THREE

APPROVAL OF CONVERSION ASPECT OF SERIES B AND C CONVERTIBLE PREFERRED STOCK

All shareholders should refer to the discussion of the characteristics and status of outstanding Series B and C Convertible Preferred Stock above.

The Series B and C shares described above are sometimes collectively referred to herein as Preferred Shares, the terms and conditions of which are described in the designation of rights and preferences adopted by the Board referred to herein as “Certificates of Designations”.  Our common stock began trading on the American Stock Exchange (the “Exchange”) on June 18, 2002.  The Exchange’s Listing Standards, Policies and Requirements require approval of the conversion aspect of securities by stockholders of a listed company when: (i) the sale, issuance, or potential issuance by the company of common stock (or securities convertible into common stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal shareholders of the company equals 20% or more of presently outstanding common stock; or (ii) the sale, issuance, or potential issuance by the company of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock.  Based on disclosing our Preferred Shares and all of the issued and outstanding shares and options and underlying shares reserved related to same, including shares underlying the conversion aspects of the Preferred Shares, in our original listing application with the Exchange, we were not required by the Exchange to get approval of shareholders for the conversion aspects of the Preferred Shares because the number of such shares issuable was below the 20% limit.  However, as the number of Preferred Shares issued and outstanding gradually increased throughout the 2002 year as the Chairman of the Board periodically exercised his first Series C Convertible Preferred Stock Option in full and as of December 31, 2002, the amount of restricted shares of common stock which could be issued upon conversion of the Preferred Shares went beyond the 20% limitation described above.  The Exchange has advised us that they will allow us to fulfill Preferred Shares holders requests to convert Preferred Shares into a maximum amount not to exceed 19.99% of our current common stock outstanding, which means we have the present ability to meet all present holders’ requests for conversion of Series C Shares into restricted shares of common stock without causing any problems with our listing on the Exchange, except those held by the Chairman of the Board.

To ensure $5,000,000 additional working capital for operating the Company during the 2003 year, the Company entered into a second Series C Preferred Stock Option Agreement (“Second Series C Option”) with the Chairman of the Board, on March 21, 2003, which is exercisable by him for another 250,000 shares of our Series C Preferred Shares at $20.00 per share, which if and when exercised by the Chairman of the Board, is convertible into restricted shares of common stock at a price of $.50 per share.  These Series C Preferred Shares are convertible into 10 million additional restricted shares of common stock (See Proposal Two above).  The Certificates of Designation provide for the accrual of dividends on the Preferred Shares, which if declared by us, may be paid in cash, or we may elect to pay such amounts due in restricted shares of common stock whereby the percentage of common stock to be issued by us will increase, thereby moving us closer to the Exchange’s limitation.

With respect to the conversion aspect of the Preferred Shares, reference is made to the discussion of General Observations and Possible Adverse Aspects for Shareholders in Proposal Two, which also applies hereunder. See also Interested Persons in Matters to be Acted Upon and Preferred Shares for a discussion of the effects and benefits upon directors with respect to this proposal.

Vote Required and Board of Directors Recommendation

The affirmative vote of a majority of the outstanding shares of common stock entitled to vote is required for adoption of the proposed amendment.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3, TO APPROVE
THE CONVERSION ASPECT OF THE SERIES B AND C CONVERTIBLE PREFERRED STOCK

OTHER BUSINESS

Stockholder Proposals for Inclusion in Proxy Statement

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the Company’s next annual meeting of stockholders. To be eligible for inclusion in the Company’s 2004 proxy statement, a stockholder’s proposal must be received by the Company no later than December 18, 2003 and must otherwise comply with Rule 14a-8 under the Exchange Act.

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Stockholder Proposals for Annual Meeting

The Company’s Restated Certificate of Incorporation contains an advance notice provision with respect to matters to be brought at an annual meeting of stockholders, and not included in the Company’s proxy statement. Pursuant to the Company’s Restated Certificate of Incorporation, only such business shall be conducted at an annual meeting of stockholders as is properly brought before the meeting. For business to be properly brought before an annual meeting by a stockholder, in addition to any other applicable requirements, timely notice of the matter must be first given to the Corporate Secretary of the Company. To be timely, written notice must be received by the Secretary not less than 30 days nor more than 60 days prior to the meeting. If less than 40 days’ notice or prior public disclosure of the meeting has been given to stockholders, then notice of the proposed business matter must be received by the Corporate Secretary not later than 10 days after the mailing of notice of the meeting or such public disclosure. Any notice to the Corporate Secretary must include as to each matter the stockholder proposes to bring before the meeting: (a) a brief description of the proposal desired to be brought before the meeting and the reason for conducting such business at the annual meeting; (b) the name and record address of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal; (c) the class and number of shares of the Company which are beneficially owned by the stockholder on the date of such stockholder notice and by other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice; and (d) any material interest of the stockholder in such business. While the Board of Directors will consider stockholder proposals, the Company reserves the right to omit from the Company’s 2004 proxy statement stockholder proposals that it is not required to include under the Securities and Exchange Act of 1934, including Rule 14a-8 thereunder.

Stockholder Nominations of Directors

The Restated Certificate of Incorporation of the Company provides that any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if timely written notice of such stockholder’s intent to make such nomination is given, either by personal delivery or United States mail, postage prepaid, to the Corporate Secretary, Urecoats Industries Inc., 718 South Military Trail, Deerfield Beach, Florida  33442. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the address provided not less than 30 days nor more than 60 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than 40 days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. A stockholder’s notice to the Corporate Secretary must set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Company beneficially owned by the person, (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company’s books, of the stockholder and (ii) the class and number of shares of the Company’s stock which are beneficially owned by the stockholder on the date of such stockholder notice. The Company may require any proposed nominee to furnish such other information as may be reasonably required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

Presented by Management

As of the date of this Proxy Statement, management knows of no other matters to be brought before the stockholders at the Annual Meeting. Should any other matters properly come before the Annual Meeting, action may be taken thereon pursuant to the proxies in the form enclosed, which confer discretionary authority on the persons named therein or their substitutes with respect to such matters.

By Order of the Board of Directors

[Will Include Digitized Signature]
Michael T. Adams
Corporate Secretary

Deerfield Beach, Florida
April __, 2003

30

Urecoats Industries Inc. Quorum Business Center 718 South Military Trail Deerfield Beach, Florida 33442

Notice of Annual Meeting of Shareholders
and
Proxy Statement

Meeting Date
May 23, 2003

YOUR VOTE IS IMPORTANT!
Please sign and promptly return your proxy
in the enclosed envelope or vote your
shares by telephone or using the Internet.

31

Confidential Proxy Solicited on Behalf of the Board of Directors of
the Company for Annual Meeting May 23, 2003

The undersigned hereby constitutes and appoints Timothy M. Kardok and Michael T. Adams, and each of them, his or her true and lawful agents and proxies with full power of substitution in each to represent the undersigned at the Annual Meeting of Stockholders of URECOATS INDUSTRIES INC. to be held at the Hilton, Fort Lee George Washington Bridge, 2117 Route 4 Eastbound, Fort Lee, New Jersey on Friday, May 23, 2003, and at any adjournments thereof, on all matters coming before the meeting.

The proxies will vote on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified on this card (SEE REVERSE SIDE) and are authorized to vote in their discretion as to any other business that may come properly before the meeting. If a vote is not specified, the proxies will vote in favor of Proposal One, the election of 01 Richard J. Kurtz, 02 Timothy M. Kardok, 03 Lt. Gen. Arthur J. Gregg, US Army (Ret.), 04 Steven Mendelow, 05 Jerold L. Zaro, 06 Mark A. Reichenbaum, and 07 Stephen L. Green as directors, and in favor of Proposal Two, the amendment of the Company’s Restated Certificate of Incorporation, and in favor of Proposal Three, the ratification and approval of the Conversion Aspects of the Company’s Series B and Series C Convertible Preferred Stock.

The proxies cannot vote your shares unless you cast your vote on the Internet or by telephone or unless you sign and return this card.

SEE REVERSE SIDE

FOLD AND DETACH HERE

ADMISSION TICKET
RETAIN FOR ADMITTANCE

You are cordially invited to attend the
2003 ANNUAL MEETING OF STOCKHOLDERS
of URECOATS INDUSTRIES INC.

Friday, May 23, 2003
2:00 PM
(Registration begins at 1:30 PM)

The Hilton
Fort Lee George Washington Bridge
2117 Route 4 Eastbound
Fort Lee, New Jersey

If you plan to attend, please check the box on the proxy card.

This card is your admission ticket to the meeting and must be presented at the meeting registration area.

☒	Please mark your votes as in this example	N080

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR Proposal One, FOR Proposal Two, and FOR Proposal Three.

The Board of Directors recommends a vote FOR Proposal One.

FOR	WITHHELD
☐	☐
1.	Election of Directors.
(see reverse)

For, except vote withheld from the following nominee(s):

The Board of Directors recommends a vote FOR Proposal Two.

FOR	AGAINST	ABSTAIN
2.	Approval of the Amendment of the Company’s Restated Certificate of Incorporation to Increase the Common Stock Authorization Limit from 25 Million Shares to 40 Million Shares	☐	☐	☐

The Board of Directors recommends a vote FOR Proposal Three.

FOR	AGAINST	ABSTAIN
3.	Ratification and Approval of the Conversion Aspects of the Company’s Series B and Series C Convertible Preferred Stock	☐	☐	☐

Please check the box if you wish to have your vote disclosed to the Company. The Company’s Confidential Voting Policy is described in the Proxy Statement accompanying this Proxy.	☐

Please check the box if you plan to attend the Annual Meeting.	☐

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

SIGNATURE(S)	DATE

FOLD AND DETACH HERE

Proxy Voting Instructions

Your vote is important. Casting your vote in one of three ways described on the instruction card votes all common shares of Urecoats Industries Inc. that you are entitled to vote. We urge you to promptly cast your vote by:

Accessing the World Wide Web site http://www.continentalstock.com, to vote via the Internet.

  Using a touch-tone telephone to vote by telephone toll free from the U.S. or Canada. Simply dial 1-800-293-8533 and follow the instructions. When you are finished voting, your vote will be confirmed and the call will end.

  Completing, dating, signing and mailing this proxy card in the postage-paid envelope included or sending it to Continental Stock Transfer & Trust Company, c/o Urecoats Industries Inc., 17 Battery Place, New York, New York 10004.

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ANNEX A

AUDIT COMMITTEE CHARTER

(As Amended by the Board of Directors on April 15, 2003)

Purpose

To assist the Board in fulfilling its oversight responsibilities related to the accounting and financial reporting processes and audits of the financial statements of the Company.

Membership Structure

The Audit Committee shall be comprised solely of independent directors, each of whom is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the committee.  Additionally, the committee will have at all times, at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.  Notwithstanding the foregoing, one director who is not independent (See FN 1) and is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee, if the Board under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the Corporation and its shareholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.  The Audit Committee shall also include an “Audit Committee Financial Expert”, which is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Corporation’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

Scope of Responsibilities

☐	Select, evaluate, and oversee the Corporation’s independent accountants.
☐

Ensure a formal written statement delineating all relationships between the auditor and the Corporation, consistent with Independence Standards Board Standard 1, and the committee’s responsibility for actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full board take, appropriate action to oversee the independence of the outside auditor, is received from the outside auditors.

☐

Ensure that all critical accounting policies and practices and alternative accounting treatments are communicated by the independent accountants to the committee, other material written communications (See FN 2) are maintained by the committee, and such communications occur prior to the filing of the Corporation’s annual reports or proxy statements, as well as prior to filing registration statements and other periodic or current reports when audited reports are included.

☐	Ensure disclosure in periodic reports of non-audit services approved by the committee.
☐

Ensure that the outside auditor’s ultimate accountability is to the committee and the Board of Directors, as representatives of shareholders, and these shareholders representatives’ ultimate authority and responsibility is to select, evaluate, and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

☐	External/internal audit plan.
☐	External/internal audit reports and management letter.
☐	Interface between management and the independent accountants to review the scope of the annual audit to be performed.
☐	Systems of internal control.
☐	Review annual and quarterly financial statements, and other periodic reports containing financial statements.
☐	Ensure compliance with the Corporation’s conflict of interest policy.
☐	Ensure compliance with the Corporation’s insider trading policy.
☐

Review and pre-approve the scope of services to be provided by the independent public accountants, including all audit and non-audit services (i.e. all Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees).  See FN 3.

☐	Procedures for handling complaints regarding the Corporation’s accounting practices.
☐	Authority to engage advisor(s).
☐	Authority to bind the Corporation for funding for the independent auditor and any outside advisor(s) engaged by the Audit Committee.

A-1

☐	Review at least quarterly:
--Adequacy of records and system of internal accounting controls.
--Important changes in accounting policies and procedures.
--Litigation that could affect results materially.
--Significant violations of policy (e.g., frauds or conflicts of interest).
--Disclosure controls and procedures evaluation report prepared by Management.
☐	Review at least annually:
--The adequacy of the formal audit committee charter.
--Independence of committee members.

Activities and Processes

The activities of the Audit Committee are developed from year to year by the committee in consultation with the entire Board of Directors, management, and guided according to rules and regulations promulgated by the Securities and Exchange Commission and the American Stock Exchange.  The committee typically meets four times a year.  For at least part of one meeting each year it meets with no representatives of the independent accountants present.  The committee meets for the following purposes:

Review of qualifications and independence (financial, employment, business relationships, and fee arrangements) of independent public accountants.
Approve selection of independent public accountants.
Review of annual report on Form 10-K.
Review of quarterly reports on Form 10-Q.
Review of annual internal audit performance report.
Review of annual internal audit plan.
Review and reassess the adequacy of the formal audit committee charter.
Review of other periodic reports, as and when applicable.
Review of Disclosure Controls and Procedures periodic evaluation reports by Management.
Review of CEO and CFO certifications.
Review and approve the annual audit arrangement letter with independent accountants.
Review and approve interim financial statements on Form 10-Q engagement letters with independent accountants.

Review and approve the scope of services to be provided by the independent public accountants, including all audit and non-audit services (i.e. all Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees).

Review and approve procedures for handling complaints regarding the Corporation’s accounting practices.
Review of any complaints received, conduct investigations, and address these matters regarding the Corporation’s accounting practices to their conclusion.
Review of internal control reports.
___________________

FN 1 - Independent directors are not officers of the Company and are in view of the Company’s Board of Directors, free of any relationship that would interfere with the exercise of independent judgment.  The following persons shall not be considered independent: (a) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years; (b) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under tax-qualified retirement plan, or non-discretionary compensation; (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer.  Immediate family includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law and anyone who resides in such person’s home; (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company’s securities) that exceed 5% of the Company’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or (e) a director who is employed as an executive of another entity where any of the Company’s executives serve on that entity’s compensation committee.

FN 2 - Examples of material written communications to facilitate accountant and management oversight by those committees are: (a) management letter; (b) schedules of unadjusted differences; (c) management representation letter; (d) reports on observations and recommendations on internal controls; (e) schedule of unadjusted audit differences, and a listing of adjustments and reclassifications not recorded, if any; (f) engagement letter; and (g) independence letter.

FN 3 - Section 201(a) of the Sarbanes-Oxley Act adds new Section 10A(g) to the Securities Exchange Act of 1934.  Except as discussed hereinbelow, this section states that it shall be unlawful for a registered public accounting firm that performs an audit of an issuer’s financial statements (and any person associated with such a firm) to provide to that issuer, contemporaneously with the audit, any non-audit services, including the nine categories of services set forth in the Act.  Additionally, the Act provides that the provision of “any non-audit service, including tax services, that is not described” as a prohibited service, can be provided by the auditor without impairing the auditor’s independence “only if” the service has been pre-approved by the issuer’s audit committee (emphasis added).  The nine categories of prohibited non-audit services included in the Act are: (1) Bookkeeping or other services related to the accounting records of financial statements of the audit client; (2) Financial information systems design and implementation; (3) Appraisal or valuation services, fairness opinions, or contribution-in-kind report; (4) Actuarial services; (5) Internal audit outsourcing services; (6) Management functions or human resources; (7) Broker or dealer, investment advisor, or investment banking services; (8) Legal services and experts services unrelated to the audit; and (9) Any other service that the Board (as used in this section of the Act, the term Board refers to the Public Company Oversight Board) determines, by regulation, is impermissible.

A-2

ANNEX B

PROPOSED AMENDMENT TO
RESTATED CERTIFICATE OF INCORPORATION
STATE OF DELAWARE
CERTIFICATE OF AMENDMENT
OF CERTIFICATE OF INCORPORATION

URECOATS INDUSTRIES INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

FIRST:  That at a meeting of the Board of Directors of Urecoats Industries Inc. a resolution was duly adopted setting a forth proposed amendment of the Restated Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Restated Certificate of Incorporation of this corporation be amended by changing the Article and Section thereof numbered "FOURTH", Section "A", so that, as amended, said Article's Section shall be and read as follows:

"FOURTH:            Capital Stock.  A. The total number of shares of stock which the Corporation shall have the authority to issue is Forty Two Million (42,000,000) shares of which Forty Million (40,000,000) shall be Common Stock of the par value of One Cent ($.01) per share (hereinafter called the "Common Stock") and of which Two Million (2,000,000) shares shall be Preferred Stock of the par value of One Dollar ($1.00) per share (hereinafter called the "Preferred Stock")."

SECOND:  That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provision of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said URECOATS INDUSTRIES INC. has caused this certificate to be signed by _______________, an Authorized Officer, this __ day of May, 2003.

BY:
TITLE OF OFFICER:

B-1

ANNEX C

CERTIFICATE OF DESIGNATION OF PREFERENCES OF
SERIES B CONVERTIBLE PREFERRED STOCK
OF URECOATS INDUSTRIES INC.
A DELAWARE CORPORATION
PURSUANT TO SECTION 151 OF THE
GENERAL CORPORATION LAW OF
THE STATE OF DELAWARE

Urecoats Industries Inc. (the "Company") does hereby certify:

                   Pursuant to the authority vested in the Board of Directors of the Company given by Article Fourth of the Company's Restated Articles of Incorporation, as amended, the Board of Directors of the Company has duly adopted the following resolutions:

                                NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issue of a series of preferred stock of the corporation consisting of 500,000 shares designated as "Series B Convertible Preferred Stock, par value $1.00 per share" and does hereby fix the preferences, qualifications, limitations, restrictions and special or relative rights relating to said Series B Convertible Preferred Stock as follows:

(1) DESIGNATION; VOTING RIGHTS.

                                                                (a)            The series of preferred stock established hereby shall be designated the "Series B Convertible Preferred Stock, par value $1.00" which series shall herein be referred to as the "SERIES B PREFERRED SHARES" and the authorized number of Series B Preferred Shares shall be 500,000. The stated value per each Series B Preferred Share shall be $5.00, which includes a par value of $1.00 per share (the "STATED VALUE").

                                                                (b)            The holders of the outstanding Series B Preferred Shares (collectively, the "HOLDERS" and each a "HOLDER") shall have no voting rights with respect to the Series B Preferred Shares, except as required by law, including but not limited to The General Corporation Law of Delaware, and as expressly provided in this Certificate of Designation.

                                                (2)           HOLDER'S CONVERSION OF Series B Preferred Shares.  A Holder shall have the right, at such Holder's option, to convert the Series B Preferred Shares into shares of the Company's common stock, $.01 par value per share (the "COMMON STOCK") (as converted, the "CONVERSION SHARES"), on the following terms and conditions:

                                                                (a)            CONVERSION RIGHT.  Subject to the restrictions identified herein, any Holder shall be entitled to convert any or all of the Series B Preferred Shares into fully paid and nonassessable restricted shares of Common Stock at the Conversion Rate (as defined below) at any time on or from time to time after 180 days from the initial date of issuance of the first Series B Preferred Shares are issued (the "INITIAL ISSUANCE DATE") provided the Company has the statutory power and authority to issue such restricted shares at the time of conversion.  The Company covenants to take all necessary steps after the Initial Issuance Date and prior to the Mandatory Conversion Date (as defined below), to cause the Company to have the necessary statutory power and authority to issue the restricted shares of common stock upon conversion of the Series B Preferred Shares.

For purposes of this Certificate of Designation, the following terms shall have the following meanings:

(i) "CONVERSION DATE" means the date of delivery of a Conversion Notice pursuant to Section (2)(b)(i) hereof.

(ii) "CONVERSION RATIO" means 15 shares of restricted Common Stock for each share of Series B Preferred Shares converted.

(iii) "PURCHASE AGREEMENT" means the Securities Purchase Agreement dated as of September 30, 2001 by and among the Company and the Buyer's signatory thereto.

(iv) "SEC" means the United States Securities and Exchange Commission.

(v) "UNDERLYING COMMON STOCK" means the shares of Common Stock issuable upon conversion of all the outstanding Series B Preferred Shares without regard to any restrictions on conversion or exercise.

(b) MECHANICS OF CONVERSION. Subject to the Company's inability to fully satisfy its obligations under a Conversion Notice (as defined below) as provided for in Section 4 below:

                                                (i)            HOLDER'S DELIVERY REQUIREMENTS. To convert SERIES B PREFERRED SHARES into full shares of Common Stock on any Conversion Date, the Holder thereof shall (A) deliver by courier or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Time on such date, a copy of a fully executed notice of conversion set forth in the form attached hereto as Exhibit I (the "CONVERSION NOTICE"), to the Company's Corporate Secretary, and (B) if required by Section 2(b)(vi), surrender to a common carrier for delivery to the Company as soon as practicable following such date the original certificate(s) representing the Series B Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "PREFERRED STOCK CERTIFICATES").

                                                (ii)           COMPANY'S RESPONSE. Upon receipt by the Company of the Conversion Notice by courier or facsimile, the Company shall, (A) on the next business day following the date of receipt (or the second business day following the date of receipt if received after 11:00 a.m. local time of the Company) send, via facsimile, a confirmation of receipt of such Conversion Notice to such Holder, and (B) instruct its transfer agent to issue a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled, with a restrictive legend, to the address as specified in the Conversion Notice.

                                                (iii) RECORD HOLDER. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Series B Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of the close of business on the Conversion Date.

C-1

                                                (iv)          BOOK-ENTRY. Notwithstanding anything to the contrary set forth herein, upon conversion of the Series B Preferred Shares in accordance with the terms hereof, the Holder thereof shall not be required to physically surrender the certificate representing the Series B Preferred Shares to the Company unless the full number of Series B Preferred Shares represented by the certificate are being converted. The Holder and the Company shall maintain records showing the number of Series B Preferred Shares so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of the certificate representing the Series B Preferred Shares upon each such conversion. The Company shall confirm to a Holder, within three (3) business days of a request therefor, the unconverted number of Series B Preferred Shares represented by a certificate held by such Holder. In the event of any dispute or discrepancy, such records of the Company establishing the number of Series B Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if Series B Preferred Shares represented by a certificate are converted as aforesaid, the Holder may not transfer the certificate representing the Series B Preferred Shares unless the Holder first physically surrenders the certificate representing the Series B Preferred Shares to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new certificate of like tenor, registered as the Holder may request, representing in the aggregate the remaining number of Series B Preferred Shares represented by such certificate.  The Holder and any assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Series B Preferred Shares, the number of Series B Preferred Shares represented by such certificate may be less than the number of Series B Preferred Shares stated on the face thereof. Each certificate for Series B Preferred Shares shall bear the following legend:

"ANY TRANSFEREE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE COMPANY'S CERTIFICATE OF DESIGNATION RELATING TO THE SERIES B PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 2(b)(iv) THEREOF. THE NUMBER OF SERIES B PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SERIES B PREFERRED SHARES STATED ON THE FACE HEREOF PURSUANT TO SECTION 2(b)(iv) OF THE CERTIFICATE OF DESIGNATION RELATING TO THE SERIES B PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE."

                                                                (b)            MANDATORY CONVERSION. If any SERIES B Preferred Shares remain outstanding on the Mandatory Conversion Date (as defined below), then all such Series B Preferred Shares shall be converted as of such date in accordance with this Section 2(b) as if the Holders had given the Conversion Notice on the Mandatory Conversion Date, and the Conversion Date had been fixed as of the Mandatory Conversion Date, for all purposes of this Section 2. All Holders shall thereupon and within five (5) business days thereafter surrender all Preferred Stock Certificates, duly endorsed for cancellation, to the Company. No person shall after the Mandatory Conversion Date have any rights in respect of Series B Preferred Shares, except the right to receive shares of Common Stock on conversion thereof as provided in this Section 2. "MANDATORY CONVERSION Date" means September 30, 2003.

                                                                (c)            FRACTIONAL SHARES. The Company shall not issue any fraction of a share of Common Stock upon any conversion of the Series B Preferred Shares. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one Series B Preferred Share by a Holder shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

(d) TAXES. The Company shall pay any and all taxes that may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series B Preferred Shares.

(3) INABILITY TO FULLY CONVERT.

                                                                (a)            HOLDER'S OPTION IF COMPANY CANNOT FULLY CONVERT. If, upon the Company's receipt of a Conversion Notice, the Company cannot issue shares of Common Stock because the Company (i) does not have a sufficient number of shares of Common Stock authorized and available or (ii) is otherwise prohibited by applicable law, or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities from issuing all or any portion of the Common Stock which is to be issued to a Holder pursuant to a Conversion Notice, then the Company shall issue as many restricted shares of Common Stock as it is able to issue in accordance with such Holder's Conversion Notice and, with respect to the unconverted Series B Preferred Shares, the Holder, at its sole option, can withdraw so much of the nonconverted shares contained in its Conversion Notice and retain or have retained, as the case may be, such nonconverted portion of the Series B Preferred Shares heretofore subject to the Conversion Notice.

                                                                (b)            MECHANICS OF FULFILLING HOLDER'S ELECTION. Upon receipt by the Company of a facsimile copy of a Conversion Notice from a Holder at a time in which it is incapable of fulfilling conversion (for the reasons described in Section 3(a) above), the Company shall forthwith send via facsimile to such Holder a notice of its inability to fully convert (the "INABILITY TO FULLY CONVERT NOTICE"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such Holder's Conversion Notice and (ii) the number of Series B Preferred Shares which cannot be converted.

                                                                (c)            PRO-RATA CONVERSION AND REDEMPTION. In the event the Company receives a Conversion Notice from more than one Holder on the same day and the Company can convert and redeem some, but not all, of the Series B Preferred Shares pursuant to this Section 3, the Company shall convert and redeem from each Holder electing to have Series B Preferred Shares converted and redeemed at such time an amount equal to such Holder's pro-rata amount (based on the number of Series B Preferred Shares held by such Holder relative to the number of Series B Preferred Shares outstanding) of all Series B Preferred Shares being converted and redeemed at such time.

(4) COMPANY REDEMPTION OPTION.

                                                                (a)            OPTION TO REDEEM UPON TRIGGERING EVENT. In addition to all other rights of the Company contained herein, after a Triggering Event has occurred (as defined below), the Company shall have the right in accordance with this Section 4(a), at its sole option, to (i) redeem all Series B Preferred Shares at the Conversion Ratio for each Series B Preferred Share and (ii) pay to each Holder, to the extent cumulated, if at all, accrued but unpaid dividends thereon (the "TRIGGERING EVENT REDEMPTION").

(b) TRIGGERING EVENT. A "TRIGGERING EVENT" shall be deemed to have occurred at such time as any of the following events:

                                                                                (i)            the consolidation or merger of the Company with or into another Person (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or pursuant to a merger after which the holders of the Company's outstanding capital stock immediately prior to the merger own a number of shares of the resulting company's outstanding capital stock sufficient to elect a majority of the resulting company's board of directors);

C-2

                                                                                (ii)           the sale, transfer, lease, disposal or abandonment (whether in one transaction or in a series of transactions) of all or substantially all of the Company's assets (other than a sale or transfer to an entity controlling, controlled by or under common control with the Company);

(iii) a purchase, tender or exchange offer for more than 50% of the outstanding shares of Common Stock or other voting securities of the Company is made and accepted by the holders thereof; or

(iv) Company receives the statutory authority to issue, subject to Section 2(a) hereof, Common Stock to redeem all of the Series B Preferred Shares in accordance with the Conversion Ratio.

                                                                (c)            MECHANICS OF REDEMPTION UPON TRIGGERING EVENT.  If the Company so elects within five (5) business day after the occurrence of a Triggering Event, the Company shall deliver written notice thereof (specifying the Triggering Event) via facsimile and overnight courier ("NOTICE OF TRIGGERING EVENT") to each Holder, notifying each Holder of its intention to redeem ("NOTICE OF REDEMPTION AT OPTION OF COMPANY UPON TRIGGERING EVENT").  Such Notice of Redemption at Option of Company Upon Triggering Event shall indicate the number of Series B Preferred Shares that the Company is redeeming.

                                                (5)           REISSUANCE OF CERTIFICATES. In the event of a conversion or redemption pursuant to this Certificate of Designation of less than all of the Series B Preferred Shares, represented by a particular Preferred Stock Certificate if requested by the Holder, the Company shall promptly cause to be issued and delivered to the Holder of such Series B Preferred Shares a Preferred Stock Certificate representing the remaining Series B Preferred Shares which have not been so converted or redeemed.

                                                (6)           NONRESERVATION OF SHARES. As of the date hereof, the Company is not statutorily authorized and does not have available nor has it reserved the necessary shares of Common Stock, solely for the purpose of effecting the full conversion of the Series B Preferred Shares.  If, after 180 days subsequent to the Initial Issuance Date, the Company lacks the Statutory or legal capacity to issue Common Stock pursuant to a Holder's Conversion Notice, the Mandatory Conversion Date shall be automatically extended for additional and successive six month periods until such time that the Company is statutorily and legally empowered to issue Common Stock on conversion.  In such event, the annual dividend (described below) which is payable on the remaining shares subject to the conversion option shall be increased and payable at the rate of 9% per annum and shall continue at such rate until such time that the Company is so statutorily empowered.

                                                (7)           DIVIDENDS.  The registered Holders of the outstanding Series B Preferred Shares shall be entitled to receive cumulative dividends at the rate of 4% per annum of the Stated Value per each Series B Preferred Share (the "DIVIDEND"). Such Dividend shall be payable quarterly in arrears on the last day of March, June, September and December of each year, commencing on December 31, 2001 (each of such dates being a "DIVIDEND PAYMENT DATE"). Such Dividend shall accrue on each Series B Preferred Share from the date of issuance of such Series B Preferred Shares (with appropriate proration for any partial dividend period) and shall accrue from day-to-day, whether or not earned or declared. Dividend payments made with respect to Series B Preferred Shares may be made, subject to the terms hereof, in cash when and as declared by the Board of Directors of the Company out of funds legally available therefor.

                                                (8)           LIQUIDATION, DISSOLUTION, WINDING-UP. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "PREFERRED FUNDS"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series B Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the affairs of the Company, an amount per Series B Preferred Share equal to the sum of (i) Stated Value and (ii) all accrued and unpaid dividends (such sum being referred to as the "LIQUIDATION VALUE").  The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the affairs of the Company.  Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the affairs of the Company.

                                                (9)           PREFERRED RANK.  All shares of Common Stock of the Company shall be of junior rank to all Series B Preferred Shares in respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the affairs of the Company. All other shares of preferred stock issued or issuable shall not be of senior rank or pari passu to all Series B Preferred Shares outstanding in respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the affairs of the Company. As long as the Series B Preferred Shares initially issued remain outstanding, then without the prior express written consent of the Holders of not less than a majority of the then outstanding Series B Preferred Shares, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior rank or that is pari passu with the Series B Preferred Shares in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the Holders of not less than a majority of the then outstanding Series B Preferred Shares, the Company shall not hereafter authorize or make any amendment to the Company's Restated Certificate of Incorporation, as amended, or bylaws, or file any resolution of the Board of Directors of the Company with the Delaware Secretary of State containing any provisions, which would adversely affect or otherwise impair the rights or relative priority of the Holders relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company, with or into another Corporation, if the Series B Preferred Shares are not converted or redeemed in accordance with the terms hereof, such shares shall maintain their relative powers, designations and preferences provided for herein and no such merger shall result in their rights and preferences being inconsistent herewith.

                                                (10)         RESTRICTION ON REDEMPTION AND CASH DIVIDENDS WITH RESPECT TO OTHER CAPITAL STOCK. Until all of the outstanding Series B Preferred Shares have been converted or redeemed as provided herein, the Company shall not, directly or indirectly, redeem or declare or pay any cash dividend or distribution on its Common Stock or any other capital stock without the prior express written consent of the Holders of not less than a majority of the then outstanding Series B Preferred Shares.

                                                (11)         VOTE TO CHANGE THE TERMS OF SERIES B PREFERRED SHARES. Any change to this Certificate of Designation or the Company's Restated Certificate of Incorporation, as amended, which would amend, alter, change or repeal any of the rights, preferences, qualifications, limitations, restrictions and special or relative rights of the Series B Preferred Shares shall require the affirmative vote at a meeting duly called for such purpose of the Holders of not less than a majority of the then outstanding Series B Preferred Shares.

                                                (12)         LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the SERIES B PREFERRED SHARES, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Preferred Stock Certificates if the Holder contemporaneously requests the Company to convert such Series B Preferred Shares into Common Stock.

C-3

                C.             The authorized number of shares of Preferred Stock of said corporation is 2,000,000, of which 750,000 have been authorized for a Series A Preferred Stock designation with 62,500 currently issued, outstanding and unconverted. The authorized number of shares for this Series B Convertible Preferred Stock designation of this corporation is 500,000, none of which has been issued.

I further declare under penalty of perjury under the laws of the State of Delaware that the matters set forth in this Certificate are true and correct of our own knowledge.

DATED: September 30, 2001
Timothy M. Kardok
President

ATTEST:

Michael T. Adams, Corporate Secretary

STATE OF FLORIDA	)
	)	ss.
COUNTY OF BROWARD	)

                On this 30th day of September in the year 2001, before me, Jane D. Ferrell, Notary Public in and for said state, personally appeared Timothy M. Kardok, the President of Urecoats Industries Inc., a Delaware corporation, and Michael T. Adams, the Corporate Secretary of the same, both known to me to be the persons who executed the foregoing instrument on behalf of said corporation and each acknowledged to me that they executed the same for the purposes therein stated.

/s/ Jane D. Ferrell

Notary Public

My commission expires:	JANE D. FERRELL
8-12-2005	COMMISSION ppO48820
EXPIRES AUG 12 2005
BONDED THROUGH
ADVANTAGE NOTARY

C-4

ANNEX D

Amendment To
CERTIFICATE OF DESIGNATION OF PREFERENCES OF
SERIES B CONVERTIBLE PREFERRED STOCK
OF URECOATS INDUSTRIES INC.

Urecoats Industries Inc. hereby certifies that:

                Pursuant to resolution of the Board of Directors of Urecoats Industries Inc., a Certificate Designation of Preferred of Series B Convertible Preferred Stock of Urecoats Industries Inc., (“Certificate of Designation”) was heretofore filed with the office of the Secretary of State of the State of Delaware on November 2, 2001; and

                Pursuant to resolution of the Board of Directors and the consent of the holder of all of the outstanding Series B Convertible Preferred Stock, the terms of the Certificate of Designation and Preferences of the Series B Convertible Preferred Stock were amended and supplemented by adding a new paragraph providing for adjustment in the event of recapitalization, dividends, stock splits and mergers prior to conversion.

NOW THEREFORE, the Certificate of Designation is hereby amended and supplemented by adding a new paragraph (13) thereto which shall be entitled “Adjustments” as follows:

(13) ADJUSTMENTS. In the event the Company shall at any time prior to the conversion of this Series B Preferred Stock:

                                                                (a)            declare to the holders of its Common Shares a dividend payable in Common Shares, the holder hereof, upon the conversion of this Series B Preferred Stock after the record date for the determination of holders of Common Shares entitled to receive such dividend, shall be entitled to receive, in addition to the number of Common Shares into which this Series B Preferred Stock is convertible, such additional Common Shares as such holder would have received if he had theretofore converted and been the holder of record of such number if Common Shares on such record date; or

                                                                (b)            effect a stock split or recapitalization of such character that the Common Shares shall be changed into or become exchangeable for larger or smaller number of shares, then upon the effective date thereof the number of Common Shares which the holder hereof shall be entitled to acquire hereunder on conversion shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of Common Shares by reason of such recapitalization and the number of recapitalized Common Shares shall in the case of an increase in the number of recapitalized Common Shares be proportionately increased upon conversion and in the case of a decrease in the number of recapitalized decreased upon conversion; or

                                                                (c)            consolidate or merge with or transfer all or substantially all of its assets as an entirety to any other corporation, then the holder hereof upon the conversion of this Series B Preferred Stock after the effective date of such consolidation or merger or transfer shall be entitled to receive the number of shares or other securities or property of the corporation resulting from such consolidation or merger or to which such transfer was made which such holder would have received if he had theretofore converted the Series B Preferred Stock and been the holder of record of the Common Shares on the effective date of such consolidation or merger or transfer.

                To the extent amended and supplemented hereby, the Certificate of Designation for the Series B Convertible Preferred Stock of Urecoats Industries, Inc. filed with the secretary of State of the State of Delaware, be and the same is ratified and approved.

URECOATS INDUSTRIES

Name: Timothy M. Kardok Title: President

Name: Michael T. Adams Title: Secretary

STATE OF FLORIDA	)
	)	ss.
COUNTY OF BROWARD	)

                On this 4th day of January in the year 2002, before me, Jane D. Ferrell, Notary Public in and for said State of Florida, personally appeared Timothy M. Kardok, the President of Urecoats Industries Inc., a Delaware corporation, and Michael T. Adams, the Corporate Secretary of the same, both known to me to be the persons who executed the foregoing instrument on behalf of said corporation and each acknowledged to me that they executed the same for the purposes therein stated.

/s/ Jane D. Ferrell

Notary Public

My commission expires:	JANE D. FERRELL
8-12-2005	COMMISSION ppO48820
EXPIRES AUG 12 2005
BONDED THROUGH
ADVANTAGE NOTARY

D-1

ANNEX E

CERTIFICATE OF DESIGNATION OF PREFERENCES OF
SERIES C CONVERTIBLE PREFERRED STOCK
OF URECOATS INDUSTRIES INC.
A DELAWARE CORPORATION
PURSUANT TO SECTION 151 OF THE
GENERAL CORPORATION LAW OF
THE STATE OF DELAWARE

Urecoats Industries Inc. (the "Company") does hereby certify:

                Pursuant to the authority vested in the Board of Directors of the Company given by Article Fourth of the Company's Restated Certificate of Incorporation, as amended, the Board of Directors of the Company has duly adopted the following resolutions:

                NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock of the corporation consisting of 750,000 shares designated as "Series C Convertible Preferred Stock, par value $1.00 per share" and does hereby fix the preferences, qualifications, limitations, restrictions and special or relative rights relating to said Series C Convertible Preferred Stock as follows:

(1) DESIGNATION; VOTING RIGHTS.

                                (a)            The series of preferred stock established hereby shall be designated the "Series C Convertible Preferred Stock, par value $1.00" which series shall herein be referred to as the "SERIES C PREFERRED STOCK" and the authorized number of Series C Preferred Stock shall be 750,000. The stated value per each Series C Preferred Share shall be $20.00, which includes a par value of $1.00 per share (the "STATED VALUE").

                                (b)            The holders of the outstanding Series C Preferred Stock (collectively, the "HOLDERS" and each a "HOLDER") shall have no voting rights with respect to the Series C Preferred Stock, except as required by law, including but not limited to The General Corporation Law of Delaware, and as expressly provided in this Certificate of Designation.

                (2)           HOLDER'S CONVERSION OF SERIES C PREFERRED STOCK.  A Holder shall have the right, at such Holder's option, to convert the Series C Preferred Stock into shares of the Company's common stock, $.01 par value per share (the "COMMON STOCK") (as converted, the "CONVERSION SHARES"), on the following terms and conditions:

                                (a)            CONVERSION RIGHT.  Subject to the restrictions identified herein, any Holder shall be entitled to convert any or all of the Series C Preferred Stock into fully paid and nonassessable restricted shares of Common Stock at the Conversion Price (as defined below) at any time on or from time to time after 180 days (the “CONVERSION WAITING PERIOD”) from the initial date of issuance of the first Series C Preferred Stock (the "INITIAL ISSUANCE DATE") provided the Company has the statutory power and authority to issue such restricted shares at the time of conversion.  The Company covenants to take all necessary steps after the Initial Issuance Date and prior to the Mandatory Conversion Date (as defined below), to cause the Company to have the necessary statutory power and authority to issue the restricted shares of Common Stock upon conversion of the Series C Preferred Stock.

For purposes of this Certificate of Designation, the following terms shall have the following meanings:

(i) "CONVERSION DATE" means the date of delivery of, Series C Convertible Preferred Stock pursuant to Conversion Notice provided under Section (2)(b)(i) hereof.

                                                (ii)           "CONVERSION RATIO" means the number of shares of restricted Common Stock issuable upon conversion of each share of Series C Preferred Stock which number of shares of Common Stock shall vary depending upon the number of shares of Series C Preferred Stock purchased.

                                                (iii)          “CONVERSION PRICE” means the price per share of Common Stock into which each share of Series C Preferred Stock is convertible and is determined at the time of purchase of the Series C Preferred Stock pursuant to a discount formula related to the amount of investment by each investor.  The discount formula is based upon two variables in order to determine the Conversion Price per share of Common Stock: (1) the total amount of the subscription for the Series C Preferred Stock on the date of purchase which shall determine the applicable discount; and (2) the average of the closing bid prices per share for the common stock during the thirty (30) trading days immediately preceding (and including) the date of subscription for the Series C Preferred Stock, as follows:

Subscription Amount	Discount Percentage From Average Bid Price Per Share

$100,000 to $249,999	15%
$250,000 to $499,999	20%
$500,000 and greater	25%

                Once determined, the price per share (of Common Stock into which the Series C Preferred Stock is convertible) is divided into the amount paid per share for the Series C Preferred Stock in order to determine the number of shares of Common Stock issuable upon conversion of each share of Series C Preferred Stock.

(iv) "SUBSCRIPTION AGREEMENT" means a Subscription Agreement dated by and among the Company and the Buyer's signatory thereto.

(v) "SEC" means the United States Securities and Exchange Commission.

(vi) "UNDERLYING COMMON STOCK" means the shares of Common Stock issuable upon conversion of all the outstanding Series C Preferred Stock without regard to any restrictions on conversion or exercise.

(b) MECHANICS OF CONVERSION. Subject to the Company's inability to fully satisfy its obligations under a Conversion Notice (as defined below) as provided for in Section 4 below:

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                                                (i)            HOLDER'S DELIVERY REQUIREMENTS. To convert Series C Preferred Stock into full shares of Common Stock on any Conversion Date, the Holder thereof shall (A) deliver by courier or transmit by facsimile, for receipt on or prior to 11:59 p.m., Eastern Time on such date, a copy of a fully executed notice of conversion set forth in the form attached hereto as Exhibit 1 (the "CONVERSION NOTICE"), to the Company's Corporate Secretary, and (B) if required by Section 2(b)(vi), deliver to a common carrier for delivery to the Company as soon as practicable following such date the original certificate(s) representing the Series C Preferred Stock being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "PREFERRED STOCK CERTIFICATES").

                                                (ii)           COMPANY'S RESPONSE. Upon receipt by the Company of the Conversion Notice by courier or facsimile, the Company shall, (A) on the next business day following the date of receipt of the Preferred Stock Certificates being converted (or the second business day following the date of receipt if received after 11:00 a.m. local time of the Company) send, via facsimile, a confirmation of receipt of such Conversion Notice to such Holder, and (B) instruct its transfer agent to issue a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled, with a restrictive legend, to the address as specified in the Conversion Notice.

                                                (iii)          RECORD HOLDER. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Series C Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of the close of business on the Conversion Date.

                                                (iv)          BOOK-ENTRY. Notwithstanding anything to the contrary set forth herein, upon conversion of the Series C Preferred Stock in accordance with the terms hereof, the Holder thereof shall not be required to physically surrender the certificate representing the Series C Preferred Stock to the Company unless the full number of Series C Preferred Stock represented by the certificate are being converted. The Holder and the Company shall maintain records showing the number of Series C Preferred Stock so converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of the certificate representing the Series C Preferred Stock upon each such conversion. The Company shall confirm to a Holder, within three (3) business days of a request therefor, the unconverted number of Series C Preferred Stock represented by a certificate held by such Holder. In the event of any dispute or discrepancy, such records of the Company establishing the number of Series C Preferred Stock to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if Series C Preferred Stock represented by a certificate are converted as aforesaid, the Holder may not transfer the certificate representing the Series C Preferred Stock unless the Holder first physically surrenders the certificate representing the Series C Preferred Stock to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new certificate of like tenor, registered as the Holder may request, representing in the aggregate the remaining number of Series C Preferred Stock represented by such certificate.  The Holder and any assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Series C Preferred Stock, the number of Series C Preferred Stock represented by such certificate may be less than the number of Series C Preferred Stock stated on the face thereof. Each certificate for Series C Preferred Stock shall bear the following legend:

"ANY TRANSFEREE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE COMPANY'S CERTIFICATE OF DESIGNATION RELATING TO THE SERIES C PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 2(b)(iv) THEREOF. THE NUMBER OF SERIES C PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SERIES C PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 2(b)(iv) OF THE CERTIFICATE OF DESIGNATION RELATING TO THE SERIES C PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE."

                                (c)            MANDATORY CONVERSION. If any Series C Preferred Stock remain outstanding on the Mandatory Conversion Date (as defined below), then all such Series C Preferred Stock shall be converted as of such date in accordance with this Section 2(b) as if the Holders had given the Conversion Notice on the Mandatory Conversion Date, and the Conversion Date had been fixed as of the Mandatory Conversion Date, for all purposes of this Section 2. All Holders shall thereupon and within five (5) business days thereafter surrender all Preferred Stock Certificates, duly endorsed for cancellation, to the Company. No person shall after the Mandatory Conversion Date have any rights in respect of Series C Preferred Stock, except the right to receive shares of Common Stock on conversion thereof as provided in this Section 2. "MANDATORY CONVERSION DATE" means January 1, 2004.

                                (d)            FRACTIONAL SHARES. The Company shall not issue any fraction of a share of Common Stock upon any conversion of the Series C Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one Series C Preferred Stock by a Holder shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share.

(e) TAXES. The Company shall pay any and all taxes that may be imposed upon it with respect to the issuance and delivery of Common Stock upon the conversion of the Series C Preferred Stock.

(3) INABILITY TO FULLY CONVERT.

                                                (a)            HOLDER'S OPTION IF COMPANY UNABLE TO FULLY EFFECT CONVERSION. If, upon the Company's receipt of Conversion Notice, the Company is unable to issue shares of Common Stock because the Company (i) does not have a sufficient number of shares of Common Stock authorized and available or (ii) is otherwise prohibited by applicable law, or by the rules or regulations of any stock exchange, inter-dealer quotation system or other self-regulatory organization with jurisdiction over the Company or its securities from issuing all or any portion of the Common Stock which is to be issued to a Holder pursuant to a Conversion Notice, then the Company shall issue as many restricted shares of Common Stock as it is able to issue in accordance with such Holder's Conversion Notice and, with respect to the unconverted Series C Preferred Stock, the Holder, at its sole option, can withdraw so much of the nonconverted shares contained in its Conversion Notice and retain or have retained, as the case may be, such nonconverted portion of the Series C Preferred Stock heretofore subject to the Conversion Notice.

                                (b)            MECHANICS UPON INABILITY TO FULFILL HOLDER'S ELECTION IN ITS ENTIRETY. Upon receipt by the Company of a facsimile copy of a Conversion Notice from a Holder at a time in which it is incapable of fulfilling conversion (for the reasons described in Section 3(a) above), the Company shall forthwith send via facsimile to such Holder a notice of its inability to fully convert (the "INABILITY TO FULLY CONVERT NOTICE"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Company is unable to fully satisfy such Holder's Conversion Notice and (ii) the number of Series C Preferred Stock which cannot be converted.

                                (c)            PRO-RATA CONVERSION AND REDEMPTION. In the event the Company receives a Conversion Notice from more than one Holder on the same day and the Company can convert and redeem some, but not all, of the Series C Preferred Stock pursuant to this Section 3, the Company shall convert and redeem from each Holder electing to have Series C Preferred Stock converted and redeemed at such time an amount equal to such Holder's pro-rata amount (based on the number of Series C Preferred Stock held by such Holder relative to the number of Series C Preferred Stock outstanding) of all Series C Preferred Stock being converted and redeemed at such time.

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(4) COMPANY REDEMPTION OPTION.

                                (a)            OPTION TO REDEEM UPON TRIGGERING EVENT. In addition to all other rights of the Company contained herein, after a Triggering Event has occurred (as defined below), the Company shall have the right in accordance with this Section 4(a), at its sole option, to (i) redeem all, or any part (pro-rata) of the Series C Preferred Stock at the Conversion Ratio for each Series C Preferred Share and (ii) pay to each Holder, to the extent cumulated, if at all, accrued but unpaid dividends thereon (the "TRIGGERING EVENT REDEMPTION").

(b) TRIGGERING EVENT. A "TRIGGERING EVENT" shall be deemed to have occurred at such time as any of the following events:

                                                (i)            the consolidation or merger of the Company with or into another Party (other than pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or pursuant to a merger after which the holders of the Company's outstanding capital stock immediately prior to the merger own a number of shares of the resulting company's outstanding capital stock sufficient to elect a majority of the resulting company's board of directors);

                                                (ii)           the sale, transfer, lease, disposal or abandonment (whether in one transaction or in a series of transactions) of all or substantially all of the Company's assets (other than a sale or transfer to an entity controlling, controlled by or under common control with the Company);

(iii) a purchase, tender or exchange offer for more than 50% of the outstanding shares of common stock or other voting securities of the Company is made and accepted by the holders thereof; or

(iv) Company receives the statutory authority to issue, subject to Section 2(a) hereof, Common Stock to redeem all of the Series C Preferred Stock in accordance with the Conversion Ratio.

                                (c)            MECHANICS OF REDEMPTION UPON TRIGGERING EVENT.  If the Company so elects within five (5) business day after the occurrence of a Triggering Event, the Company shall deliver written notice thereof (specifying the Triggering Event) via facsimile and overnight courier ("NOTICE OF TRIGGERING EVENT") to each Holder, notifying each Holder of its intention to redeem ("NOTICE OF REDEMPTION AT OPTION OF COMPANY UPON TRIGGERING EVENT").  Such Notice of Redemption at Option of Company Upon Triggering Event shall indicate the number of Series C Preferred Stock that the Company is redeeming.

                (5)           REISSUANCE OF CERTIFICATES. In the event of a conversion or redemption pursuant to this Certificate of Designation of less than all of the Series C Preferred Stock, represented by a particular Preferred Stock Certificate if requested by the Holder, the Company shall promptly cause to be issued and delivered to the Holder of such Series C Preferred Stock a new Series C Preferred Stock Certificate representing the remaining Series C Preferred Stock which have not been so converted or redeemed.

                (6)           NONRESERVATION OF COMMON STOCK. As of the date hereof, the Company is not statutorily authorized and does not have available nor has it reserved the necessary shares of Common Stock, solely for the purpose of effecting the full conversion of the Series C Preferred Stock.  If, after 180 days subsequent to the Initial Issuance Date, the Company lacks the Statutory or legal capacity to issue Common Stock pursuant to a Holder's Conversion Notice, the Conversion Waiting Period shall be automatically extended for additional and successive three month periods until such time that the Company is statutorily and legally empowered to issue Common Stock on conversion.

                (7)           DIVIDENDS.  The registered Holders of the outstanding Series C Preferred Stock shall be entitled to receive cumulative dividends at the rate of 4% per annum of the Stated Value per each Series C Preferred Share (the "DIVIDEND"). Such Dividend shall be payable quarterly in arrears on the last day of March, June, September and December of each year, commencing on December 31, 2002 (each of such dates being a "DIVIDEND PAYMENT DATE"). Such Dividend shall accrue on each Series C Preferred Stock from the date of issuance of such Series C Preferred Stock (with appropriate pro-ration for any partial dividend period) and shall accrue from day-to-day, whether or not earned or declared. Dividend payments made with respect to Series C Preferred Stock may be made, subject to the terms hereof, in cash when and as declared by the Board of Directors of the Company out of funds legally available therefor.

                (8)           LIQUIDATION, DISSOLUTION, WINDING-UP. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the "PREFERRED FUNDS"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Series C Preferred Stock in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the affairs of the Company, an amount per Series C Preferred Share equal to the sum of (i) Stated Value and (ii) all accrued and unpaid dividends (such sum being referred to as the "LIQUIDATION VALUE").  The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the affairs of the Company.  Neither the consolidation or merger of the Company with or into any other Person, nor the sale or transfer by the Company of less than substantially all of its assets, shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the affairs of the Company.

                (9)           PREFERRED RANK.  All shares of common stock of the Company shall be of junior rank to all Series C Preferred Stock in respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the affairs of the Company. All other shares of preferred stock issued or issuable shall not be of senior rank and may not have a status greater than pari passu to all Series C Preferred Stock outstanding in respect to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the affairs of the Company. As long as the Series C Preferred Stock initially issued remain outstanding, then without the prior express written consent of the Holders of not less than a majority of the then outstanding Series C Preferred Stock, the Company shall not hereafter authorize or issue additional or other capital stock that is of senior rank or that is pari passu with the Series C Preferred Stock in respect of the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. Without the prior express written consent of the Holders of not less than a majority of the then outstanding Series C Preferred Stock, the Company shall not hereafter authorize or make any amendment to the Company's Restated Certificate of Incorporation, as amended, or bylaws, or file any resolution of the Board of Directors of the Company with the Delaware Secretary of State containing any provisions, which would adversely affect or otherwise impair the rights or relative priority of the Holders relative to the holders of the Common Stock or the holders of any other class of capital stock. In the event of the merger or consolidation of the Company, with or into another Corporation, if the Series C Preferred Stock are not converted or redeemed in accordance with the terms hereof, such shares shall maintain their relative powers, designations and preferences provided for herein and no such merger shall result in their rights and preferences being inconsistent herewith.

                (10)         RESTRICTION ON REDEMPTION AND CASH DIVIDENDS WITH RESPECT TO OTHER CAPITAL STOCK. Until all of the outstanding Series C Preferred Stock have been converted or redeemed as provided herein, the Company shall not, directly or indirectly, redeem or declare or pay any cash dividend or distribution on its Common Stock or any other capital stock without the prior express written consent of the Holders of not less than a majority of the then outstanding Series C Preferred Stock.

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                (11)         VOTE TO CHANGE THE TERMS OF SERIES C PREFERRED STOCK. Any change to this Certificate of Designation or the Company's Restated Certificate of Incorporation, as amended, which would amend, alter, change or repeal any of the rights, preferences, qualifications, limitations, restrictions and special or relative rights of the Series C Preferred Stock shall require the affirmative vote at a meeting duly called for such purpose of the Holders of not less than a majority of the then outstanding Series C Preferred Stock.

                (12)         LOST OR STOLEN CERTIFICATES. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Series C Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue Preferred Stock Certificates if the Holder contemporaneously requests the Company to convert such Series C Preferred Stock into Common Stock.

(13) ADJUSTMENTS. Anything herein stated to the contrary notwithstanding, in the event the Company shall at any time prior to the conversion of this Series C Preferred Stock:

                                (a)            declare to the holders of its common stock a dividend payable in common stock, then the Holder hereof, upon the conversion of this Series C Preferred Stock after the record date for the determination of holders of common stock entitled to receive such dividend, shall be entitled to receive, in addition to the number of Common Stock into which this Series C Preferred Stock is convertible, such additional Common Stock as such Holder would have received if he/she/it had theretofore converted and been the holder of record of such number of Common Stock on such record date; or

                                (b)            effect a stock split or recapitalization of such character that the common stock shall be changed into or become exchangeable for larger or smaller number of shares, then upon the effective date thereof the number of Common Stock which the Holder hereof shall be entitled to acquire hereunder on conversion shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of Common Stock by reason of such recapitalization and the number of recapitalized common stock shall in the case of an increase in the number of recapitalized common stock be proportionately increased upon conversion and in the case of a decrease in the number of recapitalized common stock be proportionately decreased upon conversion; or

                                (c)            consolidate or merge with or transfer all or substantially all of its assets as an entirety to any other corporation, then the holder hereof upon the conversion of this Series C Preferred Stock after the effective date of such consolidation or merger or transfer shall be entitled to receive the number of shares or other securities or property of the corporation resulting from such consolidation or merger or to which such transfer was made which such Holder would have received if he had theretofore converted the Series C Preferred Stock and been the holder of record of the Common Stock on the effective date of such consolidation or merger or transfer.

                (14)         PREFERRED STOCK CAPITALIZATION.  The authorized number of shares of Preferred Stock of said corporation is 2,000,000, of which 750,000 have been authorized for a Series A Convertible Preferred Stock designation with 62,500 currently issued, outstanding and unconverted; 500,000 have been authorized for a Series B Convertible Preferred Stock designation with 500,000 currently issued, outstanding and unconverted; and 750,000 have been authorized for this Series C Convertible Preferred Stock designation, none of which has been issued as of the date hereof.

I further declare under penalty of perjury under the laws of the State of Delaware that the matters set forth in this Certificate are true and correct of our own knowledge.

DATED: January 8, 2002
Timothy M. Kardok
President

ATTEST:

Michael T. Adams, Corporate Secretary

STATE OF FLORIDA	)
	)	ss.
COUNTY OF BROWARD	)

                On this 8th day of January in the year 2002, before me, Jane D. Ferrell, Notary Public in and for said state, personally appeared Timothy M. Kardok, the President of Urecoats Industries Inc., a Delaware corporation, and Michael T. Adams, the Corporate Secretary of the same, both known to me to be the persons who executed the foregoing instrument on behalf of said corporation and each acknowledged to me that they executed the same for the purposes therein stated.

/s/ Jane D. Ferrell

Notary Public

My commission expires:	JANE D. FERRELL
8-12-2005	COMMISSION ppO48820
EXPIRES AUG 12 2005
BONDED THROUGH
ADVANTAGE NOTARY

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